As filed with the Securities and Exchange Commission on April 13, 2021

Securities Act File No. [    ]

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

PIONEER SERIES TRUST IV

(Exact Name of Registrant as Specified in Charter)

60 State Street, Boston, MA 02109

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (617) 742-7825

Terrence Cullen

Amundi Asset Management US, Inc.

60 State Street

Boston, Massachusetts 02109

(Name and Address of Agent for Service)

Copies to: Roger P. Joseph, Esq.

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Shares of beneficial interest, no par value, of Pioneer Securitized Income Fund.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on May 13, 2021, pursuant to Rule 488 under the Securities Act of 1933, as amended.

COMBINED INFORMATION STATEMENT

OF

PIONEER SECURITIZED INCOME FUND

AND

PROSPECTUS FOR

PIONEER SECURITIZED INCOME FUND

(a series of Pioneer Series Trust IV)

(each, a “Pioneer Fund”)

The address and telephone number of the Pioneer Fund is:

60 State Street

Boston, Massachusetts 02109

1-800-225-6292

To the Shareholders of Pioneer Securitized Income Fund:

The Board of Trustees of Pioneer Securitized Income Fund (the “Predecessor Fund”) has approved the conversion of your fund, a closed-end interval fund, into an open-end fund. The conversion will be accomplished through the reorganization of your fund with and into a newly-organized open-end fund, also called Pioneer Securitized Income Fund (the “Successor Fund” and, together with Predecessor Fund, the “Funds”). The Successor Fund has been created for purposes of the reorganization and will not commence operations until the date of the reorganization. In this reorganization, your shares of the Predecessor Fund will be exchanged on a tax-deferred basis for Class Y shares of the Successor Fund with an aggregate net asset value equal to the aggregate net asset value of shares of the Predecessor Fund.

We believe that the reorganization will provide you the following advantages:

•

Shareholders of the Successor Fund will be able to redeem their shares at the share price next calculated after the Fund receives your redemption request in good order. The Successor Fund calculates its share price every day the New York Stock Exchange is open for trading. In contrast, shareholders of the Predecessor Fund generally are not able to liquidate their investment other than as a result of repurchases of shares by the Predecessor Fund. The Predecessor Fund currently makes a repurchase offer of 15% of its outstanding shares every three months.

•	The Successor Fund will have the same investment objective and substantially similar investment strategies and investment policies as the Predecessor Fund.

•	The Successor Fund will have the same investment adviser as the Predecessor Fund and will continue to be managed by the Predecessor Fund’s portfolio management team.

•

The management fee rate payable by the Successor Fund of 0.55% of the Fund’s average daily net assets up to $1 billion and 0.50% of the Fund’s average daily net assets over $1 billion will be lower than the Predecessor Fund’s management fee of 0.85% of the Fund’s average daily net assets.

•

The average annual total expenses payable by shareholders holding Class Y shares of the Successor Fund, before and after expense waivers, are anticipated to be no higher than the average annual total expenses payable by shareholders of the Predecessor Fund.

•

The Predecessor Fund is very small and has not been able to attract significant numbers of investors in its current closed-end interval fund structure. The Predecessor Fund may be better able to attract investors and achieve scale in an open-end fund structure. The shareholders in the Predecessor Fund may benefit from potential long-term economies of scale and increased distribution capabilities that may result from the conversion of the Predecessor Fund into an open-end fund.

The transaction is expected to be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and you therefore are not expected to recognize any taxable gain or loss on the exchange of the Predecessor Fund shares for shares of the Successor Fund.

The Board of Trustees of the Predecessor Fund has unanimously approved the reorganization and believes the reorganization is in the best interests of the Predecessor Fund. In addition, Amundi, an affiliate of Amundi Asset Management US, Inc., each Fund’s investment adviser, as holder of shares of the Predecessor Fund representing a majority of the voting power of the Fund, also, approved the reorganization on April 7, 2021.

The reorganization is expected to occur on or about [ ], 2021. No commission, redemption fee or other transactional fee will be charged as a result of the reorganization.

The enclosed document is purely for informational purposes. We are not asking you for a proxy and you are requested not to send us a proxy. We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the Funds, outlines the differences between the Predecessor Fund and the Successor Fund, and provides details about the terms and conditions of the reorganization.

If you have any questions, please call 1-800-225-6292.

Sincerely,

Christopher J. Kelley

Secretary

Boston, Massachusetts

[    ], 2021

COMBINED INFORMATION STATEMENT

OF

PIONEER SECURITIZED INCOME FUND

AND

PROSPECTUS FOR

PIONEER SECURITIZED INCOME FUND

(a series of Pioneer Series Trust IV)

(each, a “Pioneer Fund” and together, the “Pioneer Funds”)

The address and telephone number of the Pioneer Funds is:

60 State Street

Boston, Massachusetts 02109

1-800-225-6292

Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in either Pioneer Fund (each sometimes referred to herein as a “fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus concisely sets forth information that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined information statement/prospectus, dated [                ], 2021 (the “Information Statement/Prospectus”), is being furnished to shareholders of Pioneer Securitized Income Fund (the “Predecessor Fund”) in connection with the reorganization of the Predecessor Fund with and into a newly-organized open-end fund that is a series of Pioneer Series Trust IV also called Pioneer Securitized Income Fund (the “Successor Fund” and, together with Predecessor Fund, the “Funds”) (the “Reorganization”). The Successor Fund has been created for purposes of the Reorganization and will not commence operations until the date of the Reorganization. In this Reorganization, your shares of the Predecessor Fund will be exchanged on a tax-deferred basis for Class Y shares of the Successor Fund with an aggregate net asset value equal to the aggregate net asset value of shares of the Predecessor Fund.

Effective upon completion of the Reorganization:

•

Shareholders of the Successor Fund will be able to redeem their shares at the share price next calculated after the Fund receives your redemption request in good order. The Successor Fund calculates its share price every day the New York Stock Exchange is open for trading. In contrast, shareholders of the Predecessor Fund generally are not able to liquidate their investment other than as a result of repurchases of shares by the Fund. The Predecessor Fund currently makes a repurchase offer of 15% of its outstanding shares every three months.

•	The Successor Fund will have the same investment objective and substantially similar investment strategies and investment policies as the Predecessor Fund.

•	The Successor Fund will have the same investment adviser as the Predecessor Fund and will continue to be managed by the Predecessor Fund’s portfolio management team.

•

The management fee rate payable by the Successor Fund of 0.55% of the Fund’s average daily net assets up to $1 billion and 0.50% of the Fund’s average daily net assets over $1 billion will be lower than the Predecessor Fund’s management fee rate of 0.85% of the Fund’s average daily net assets.

•

The average annual total expense ratio payable by shareholders holding Class Y shares of the Successor Fund, before and after expense waivers, are anticipated to be no higher than the average annual total expense ratio payable by shareholders of the Predecessor Fund.

•

The Predecessor Fund is very small and has not been able to attract significant numbers of investors in its current closed-end interval fund structure. The Fund may be better able to attract investors and achieve scale in an open-end fund structure. The shareholders in the Predecessor Fund may benefit from potential long-term economies of scale and increased distribution capabilities that may result from the conversion of the Predecessor Fund into an open-end fund.

The Information Statement/Prospectus is purely for informational purposes. We are not asking you for a proxy and you are requested not to send us a proxy.

The Information Statement/Prospectus contains information you should know about the Reorganization.

A copy of the Agreement and Plan of Reorganization that provides for the Reorganization of the Predecessor Fund is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, carefully.

The date of this Information Statement/Prospectus is [        ], 2021.

For more complete information about each Fund, please read each Fund’s prospectus and statement of additional information, as they may be amended and/or supplemented. Each Fund’s prospectus and statement of additional information has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information
The Predecessor Fund’s current prospectus, statement of additional information, and any applicable supplements. The Successor Fund’s current prospectus, and statement of additional information.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-225-6292. See “Available Information.”
The Predecessor Fund’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-225-6292. See “Available Information.”
A statement of additional information for this Information Statement/Prospectus (the “SAI”), dated [_________], 2021. It contains additional information about the Funds.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-225-6292. This SAI is incorporated by reference into this Information Statement/Prospectus. See “Available Information.”
To ask questions about this Information Statement/Prospectus.	Call our toll-free telephone number: 1-800-225-6292.

The Predecessor Fund’s prospectus and statement of additional information dated December 1, 2020, as supplemented, are incorporated by reference into this Information Statement/Prospectus.

Background to the Reorganization

Amundi Asset Management US, Inc. (“Amundi US” or the “Adviser”), your Fund’s investment adviser, has recommended the reorganization of the Predecessor Fund with and into the Successor Fund (the “Reorganization”), and the Board of Trustees has determined that the Reorganization is in the best interests of the Predecessor Fund. Factors that Amundi US took into consideration in making its recommendation, and the Board of Trustees took into consideration in making its determination, include:

•

Shareholders of the Successor Fund, an open-end fund, will be able to redeem their shares at the share price next calculated after the Fund receives your redemption request in good order. The Successor Fund calculates its share price every day the New York Stock Exchange is open for trading. In contrast, shareholders of the Predecessor Fund, a closed-end interval fund, generally are not able to liquidate their investment other than as a result of repurchases of shares by the Fund. The Predecessor Fund currently makes a repurchase offer of 15% of its outstanding shares every three months.

•

The Successor Fund will have the same investment objective and substantially similar investment strategies and investment policies as the Predecessor Fund. The Adviser believes that the Predecessor Fund’s investment strategy is appropriate and sufficiently liquid for an open-end fund.

•	The Successor Fund will have the same investment adviser as the Predecessor Fund and will continue to be managed by the Predecessor Fund’s portfolio management team.

•

The management fee rate payable by the Successor Fund of 0.55% of the Fund’s average daily net assets up to $1 billion and 0.50% of the Fund’s average daily net assets over $1 billion will be lower than the Predecessor Fund’s management fee rate of 0.85% of such Fund’s average daily net assets.

•

The average annual total expense ratio payable by shareholders holding Class Y shares of the Successor Fund, before and after expense waivers, are anticipated to be no higher than the average annual total expense ratio payable by shareholders of the Predecessor Fund.

•

The Predecessor Fund is very small and has not been able to attract significant numbers of investors in its current closed-end interval fund structure. The Fund may be better able to attract investors and achieve scale in an open-end fund structure. The shareholders in the Predecessor Fund may benefit from potential long-term economies of scale and increased distribution capabilities that may result from the conversion of the Predecessor Fund into an open-end fund.

•

The Successor Fund will be subject to the higher liquidity requirements that are imposed on open-end mutual funds pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended. As of March 31, 2021, the Predecessor Fund did not hold illiquid securities.

•

The transaction is expected to be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and therefore shareholders of both Funds are not expected to recognize any taxable gain or loss on the exchange of Predecessor Fund shares for shares of the Successor Fund.

At a meeting held on March 23, 2021, the Board of Trustees of the Funds unanimously approved the Reorganization of the Predecessor Fund. In addition, Amundi, an affiliate of Amundi US, each Fund’s investment adviser, as holder of shares of the Predecessor Fund representing a majority of the voting power of the Fund, also, approved the reorganization on April 7, 2021.

How Will the Reorganization Work?

•	The Reorganization is scheduled to occur on or about [ ], 2021, but may occur on such later date as the parties may agree in writing (the “Closing Date”).

•

The Predecessor Fund will transfer all of its assets and liabilities to the Successor Fund, and the Predecessor Fund will cease to exist. The outstanding common shares of the Predecessor Fund will be converted into a number of whole or fractional Class Y shares of the Successor Fund with an aggregate net asset value equal to the aggregate net asset value of the common shares of the Predecessor Fund immediately prior to the Reorganization. The net asset value of both Funds will be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date.

•

The net asset value attributable to the class of shares of each Fund will be determined using the Pioneer Funds’ valuation policies and procedures. Each Fund’s valuation policy and procedures are identical.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, holders of common shares of the Predecessor Fund will be able to exchange your Class Y shares of the Successor Fund into Class Y shares of other Pioneer Funds without a sales charge.

•	The Reorganization generally is not expected to result in gain or loss being recognized for federal income tax purposes by either Fund or the Predecessor Fund ’s common shareholders.

•	The Successor Fund will generally succeed to any net capital loss carryovers of the Predecessor Fund.

•

It is not necessary to dispose of portfolio securities in order to effect the Reorganization, and it is not anticipated that there will be any disposition of portfolio securities as a direct result of the Reorganization.

•

In approving the Reorganization, the Board of Trustees of each Fund, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Pioneer Funds, Amundi US, or Amundi Distributor US, Inc., the Pioneer Funds’ principal underwriter and distributor (the “Independent Trustees”), has determined that the Reorganization is in the best interest of each Fund and will not dilute the interests of shareholders. The Trustees have made this determination based on factors that are discussed below.

•

The Predecessor Fund’s most recent repurchase offer commenced on March 26, 2021 and is expected to be completed and paid on May 11, 2021. There will not be another repurchase offer, as described in the Predecessor Fund’s prospectus, to the shareholders of the Predecessor Fund prior to the Closing Date of the Reorganization. However, upon completion of the Reorganization, shareholders of the Successor

Fund will be able to redeem their shares at the share price next calculated after the Fund receives your redemption request in good order. The Successor Fund calculates the Fund’s share price every day the New York Stock Exchange is open for trading.

This Information Statement/Prospectus relates only to Class Y shares to be issued in the Reorganization.

What are the Federal Income Tax Consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Funds must receive an opinion of Morgan, Lewis & Bockius LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” it is expected that neither you nor the Predecessor Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization. In addition, your holding period for the shares you receive in the Reorganization will include the holding period of the shares that you surrender in the Reorganization, provided that you held those shares as capital assets on the date of the Reorganization. For more information, see “Tax Status of the Reorganization” on page 39 of the Information Statement/Prospectus.

Who Bears the Expenses Associated with the Reorganization?

The Predecessor Fund will bear 50% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees (“Reorganization Costs”). Amundi US will bear the remaining 50% of the Reorganization Costs. It is estimated that these expenses in the aggregate will be approximately $125,000. Because of expense limitations, neither the Predecessor Fund’s nor the Successor Fund’s expenses will increase as a result of the payment of any Reorganization Costs.

THE REORGANIZATION

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

The Predecessor Fund is a closed-end interval fund. The Board of Trustees has approved the Reorganization of the Predecessor Fund with and into the Successor Fund in order to effect the conversion of the Predecessor Fund into an open-end fund. The Successor Fund has been created for purposes of the Reorganization and will not commence operations until the date of the Reorganization.

Effective upon completion of the Reorganization:

•

Shareholders of the Successor Fund will be able to redeem their shares at the share price next calculated after the Fund receives your redemption request in good order. The Successor Fund calculates the Fund’s share price every day the New York Stock Exchange is open for trading. In contrast, shareholders of the Predecessor Fund generally are not able to liquidate their investment other than as a result of repurchases of shares by the Fund. The Predecessor Fund currently makes a repurchase offer of 15% of its outstanding shares every three months.

•	The Successor Fund will have the same investment objective and substantially similar investment strategies and investment policies as the Predecessor Fund.

•	The Successor Fund will have the same investment adviser as the Predecessor Fund and will continue to be managed by the Predecessor Fund’s portfolio management team.

•

The management fee rate payable by the Successor Fund of 0.55% of the Fund’s average daily net assets up to $1 billion and 0.50% of the Fund’s average daily net assets over $1 billion will be lower than the Predecessor Fund’s management fee rate of 0.85% of such Fund’s average daily net assets.

•

As a result of paying a lower management fee rate, the average annual total expense ratio payable by shareholders holding Class Y shares of the Successor Fund, before and after expense waivers, are anticipated to be lower than the average annual total expense ratio payable by shareholders of the Predecessor Fund.

•

The Successor Fund will be subject to the higher liquidity requirements that are imposed on open-end mutual funds pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended. As of March 31, 2021, the Predecessor Fund did not hold illiquid securities.

Comparison of the Predecessor Fund with the Successor Fund

Investment Objective. The Predecessor Fund and the Successor Fund have identical investment objectives. Each Fund’s investment objective is total return. There can be no assurance that a Fund will achieve its investment objective. Each Fund’s investment objective may be changed without shareholder approval. A Fund will provide notice prior to implementing any change to its investment objective.

Principal Investment Strategies. The Predecessor Fund and the Successor Fund have substantially identical investment strategies.

Each Fund invests primarily in mortgage-backed securities, asset-backed securities and other securitized asset instruments.

Normally, each Fund invests at least 80% of its net assets (plus borrowings or other leverage for investment purposes) in securitized asset instruments. Securitized asset instruments include agency and non-agency mortgage-backed securities (MBS), such as commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), and uniform mortgage-backed securities (UMBS), asset-backed securities (ABS), including private and multi-class structures, pass-through certificates, other instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and debt and equity tranches of collateralized debt obligations (CDOs), collateralized mortgage obligations (CMOs) and collateralized loan obligations (CLOs). Derivative instruments that provide exposure to securitized asset instruments or have similar economic characteristics may be used to satisfy each Fund’s 80% policy.

Each Fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets in securitized asset instruments.

Agency MBS are issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, including mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), or the Federal Home Loan Mortgage Corporation (FHLMC). Although securitized asset instruments typically represent pools of loans, in some cases they may consist of one large loan that is securitized and sold to capital market investors. At any given time, each Fund may have a substantial amount of its assets in any sector or subsector of the securitized asset markets.

MBS and other mortgage-related investments may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. Each Fund may also invest in structured investments including credit linked notes (CLNs), adjustable rate mortgage loans (ARMs), and custodial receipts. Each Fund may invest a substantial amount of its assets in “sub-prime” mortgage-related securities. Each Fund also may invest in mortgage pass-through securities including securities eligible to be sold on the “to-be-announced” or TBA market. Each Fund may enter into dollar rolls, in which each Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. MBS include credit risk transfer securities, which transfer the credit risk related to the MBS to the buyer of the security. Credit risk transfer securities are fixed or floating-rate unsecured general obligations issued by FNMA, FHLMC or other government sponsored or private entities.

Each Fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).

In addition to securitized asset instruments, each Fund has the flexibility to invest in a broad range of issuers and segments of the debt security markets as a whole. Debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), floating rate loans and other floating rate securities, subordinated debt securities, preferred securities, insurance-linked securities, certificates of deposit, money market securities, funds that invest primarily in debt securities, and cash, cash equivalents and other short term holdings. Each Fund may invest in securities of issuers in any market sector, industry or market capitalization range. Each Fund may also invest in Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities.

Each Fund has no limit as to the maturity or duration of the securities in which it invests and maintains an average portfolio duration that varies based upon the judgment of Amundi US. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. Duration seeks to measure the price sensitivity of a fixed income security to changes in interest rates. If the Fund’s average portfolio duration exceeds two years, the Fund will take action to bring it within its expected range within a reasonable period of time. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bond. The longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if the Fund has a two year duration, then all other things being equal, the Fund will decrease in value by two percent if interest rates rise one percent. The assumptions that are made about a security’s features and options when calculating duration may prove to be incorrect. Duration is calculated by the Adviser, is not an exact measurement and may not reliably predict the Fund’s or a particular security’s price sensitivity to changes in yield or interest rates.

Each Fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Each Fund may invest without limit in securities of any rating. Each Fund’s investments in debt securities rated below investment grade may include securities that are in default. A substantial portion of each Fund’s assets ordinarily will consist of below investment grade (high yield) debt securities. Investment in securities of below investment grade quality, commonly referred to as “junk bonds,” involves substantial risk of loss.

Each Fund may invest in securities that are subordinated or “junior” to more senior securities of the issuer, including residual or equity tranches of securitized asset instruments.

Each Fund may, but is not required to, use derivatives, such as interest rate futures. Each Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to seek event-linked exposure; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Each Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

In selecting investments, Amundi US integrates fundamental analysis of individual investments and their sectors with a top-down view of the macroeconomic landscape. Amundi US uses a research oriented, value-driven approach to identify investments that it believes will perform well over market cycles in terms of income, total return and risk characteristics. Relying on a team of portfolio managers and analysts specializing in sectors of the securitized asset markets, Amundi US seeks to add value over the course of market cycles by identifying specific opportunities, including cyclical opportunities, with the potential for attractive risk-adjusted returns. In its evaluation, the team considers such factors as yield, interest rate risk, liquidity, instrument structure, credit and asset quality, perceived risk relative to other risk assets, and supply/demand technicals. In selecting among investments, Amundi US considers the relative value of particular investments. Amundi US also may employ sector rotation, which refers to the shifting of investments from one or more sectors or subsectors into one or more other sectors or subsectors.

In addition to investment-specific factors, Amundi US considers broad economic factors in constructing a portfolio designed to achieve each Fund’s investment objective. In assessing the appropriate quality, sector weightings and duration of the portfolio, Amundi US considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies.

In selecting debt securities other than securitized asset instruments, Amundi US considers the terms of the securities (such as yields), liquidity and rating, and market segment. Amundi US employs fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making portfolio decisions, Amundi US relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

Amundi US may sell a portfolio security when it believes the security no longer will contribute to meeting each Fund’s investment objective. Amundi US makes that determination based on the same criteria it uses to select portfolio investments.

Each Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the prospectus or in the statement of additional information.

Shareholder Liquidity. The Predecessor Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Predecessor Fund to offer to repurchase at least 5% and up to 25% of its shares at net asset value (“NAV”) on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Predecessor Fund’s outstanding shares, for each repurchase offer, the Predecessor Fund expects to offer to repurchase 15% of its outstanding shares unless the Predecessor Fund’s Board of Trustees has approved a higher or lower amount for that repurchase offer. The Predecessor Fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of March, June, September and December. The date on which the repurchase price for shares is determined will occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day).

The Successor Fund will offer greater liquidity for shareholders. Shareholders may generally purchase or redeem their shares of the Successor Fund on any day that the New York Stock Exchange opens for business at the net asset value per share next determined following receipt of a purchase or redemption request in good order. The Successor Fund will also be subject to the higher liquidity requirements that are imposed on open-end mutual funds pursuant to Rule 22e-4 under the 1940 Act. As of March 31, 2021, the Predecessor Fund did not hold illiquid securities.

Diversification. Each Fund is classified as a non-diversified fund under the 1940 Act and may invest in the securities of a smaller number of issuers than a diversified fund.

Additional Information Regarding Each Fund’s Principal Investment Strategies. Following is additional information regarding each Fund’s principal investment strategies:

Investment grade securities. A debt security is considered investment grade if it is:

•	Rated BBB or higher at the time of purchase by Standard & Poor’s Financial Services LLC;

•	Rated the equivalent rating by a nationally recognized statistical rating organization; or

•	Determined to be of equivalent credit quality by Amundi US.

Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics. An investor can still lose significant amounts when investing in investment grade securities.

Below investment grade securities (“junk bonds”). Each Fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Amundi US. A debt security is below investment grade if it is rated BB or lower by Standard & Poor’s Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Amundi US. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

Debt rating considerations. For purposes of each Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, each Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of each Fund’s securities, Amundi US will consider if any action is appropriate in light of each Fund’s investment objective and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Amundi US’s own assessment of the credit quality of potential investments.

Mortgage-backed securities. Each Fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as FNMA or FHLMC or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund’s investments in mortgage-related securities may include mortgage derivatives and structured securities.

Each Fund may invest in stripped mortgage-backed securities (SMBS). An SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).

Each Fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

The Federal Housing Finance Agency has been developing a new securitization infrastructure for Fannie Mae and Freddie Mac for mortgage loans backed by single-family proper ties. A Common Securitization Platform (CSP) has been created to facilitate issuance of single-family mortgage securities, release related at-issuance and ongoing disclosures, and administer the securities post-issuance. In addition, CSP supports the single-family mortgage securitization activities of Fannie Mae and Freddie Mac, including the issuance by both organizations of a common single mortgage-backed security known as the uniform mortgage-backed security (UMBS). The issuance of UMBS has a goal of improving the overall liquidity of these securities and helping ensure liquidity of the U.S. housing finance markets. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Asset-backed securities. Each Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Each Fund’s investments in asset-backed securities may include derivative and structured securities.

Each Fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

Equity tranches of mortgage-related and asset-backed securities. Each Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid. Investments in subordinate mortgage-backed and other asset-backed instruments are subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate mortgage-backed and other asset- backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instrument.

Subordinated securities. Each Fund may invest in securities that are subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.

Credit risk transfer securities. Credit risk transfer securities are a type of mortgage-related security that transfers the credit risk related to certain types of mortgage-backed securities to the owner of the credit risk transfer security. Credit risk transfer securities are commonly issued by government sponsored enterprises (GSEs), such as Fannie Mae or Freddie Mac, but may also be issued by private entities such as banks or other financial institutions. Credit risk transfer securities issued by GSEs are unguaranteed and unsecured fixed or floating rate general obligations and are typically issued at par and have stated final maturities. In addition, GSE-issued credit risk transfer securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. In this regard, holders of GSE credit risk transfer securities receive compensation for providing credit protection to the GSE and, when a specified level of losses on the underlying mortgage loans occurs, the principal balance and certain payments owed to the holders of such GSE credit risk transfer securities may be reduced.

U.S. government securities. Each Fund may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and GNMA certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the FHLBs; supported by the discretionary authority of the U.S. government to purchase the agency’s securities like those of the FNMA; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. U.S. government securities include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest-bearing securities with comparable maturities.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that each Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and FHLMC.

Non-U.S. investments. Each Fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. Each Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries and emerging market governmental issuers. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.

Floating rate investments. Floating rate investments are securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short-term bond funds.

Floating rate loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade. The rates of interest on the loans typically adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank’s prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.

In most instances, each Fund’s investments in floating rate loans hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.

Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When each Fund is a direct investor in a loan, the fund may have the ability to influence the terms of the loan, although each Fund does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When each Fund invests in a loan participation, each Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower.

Insurance-linked securities. Each Fund may invest in insurance-linked securities (ILS). Each Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. Each Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose each Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Each Fund’s investments in ILS may include event-linked bonds. ILS also may include securities issued by special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments. Each Fund may invest in interests in pooled entities that invest primarily in ILS.

Where the ILS are based on the performance of underlying reinsurance contracts, each Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for Amundi US to fully evaluate the underlying risk profile of each Fund’s structured reinsurance investments, and therefore each Fund’s assets are placed at greater risk of loss than if Amundi US had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by each Fund.

Zero coupon securities. Each Fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.

Derivatives. Each Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, bond and interest rate futures, swaps, including interest rate swaps, and other derivatives. Each Fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:

•	In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

•	As a substitute for purchasing or selling securities

•	To attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative

•	To manage portfolio characteristics (for example, the duration or credit quality of the fund’s portfolio)

•	As a cash flow management technique

Each Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Inverse floating rate obligations. Each Fund may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Repurchase agreements. In a repurchase agreement, each Fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

Cash management and temporary investments. Normally, each Fund invests substantially all of its assets to meet its investment objective. Each Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, each Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. Each Fund may adopt a defensive strategy when the Adviser believes securities in which each Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for each Fund to achieve its investment objective.

Additional investment strategies and related risks. Each Fund may also use other techniques, including the following non-principal investment strategies, and related risks:

Reverse repurchase agreements and borrowing. Each Fund may enter into reverse repurchase agreements pursuant to which each Fund transfers securities to a counterparty in return for cash, and each Fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by each Fund are a form of leverage and may make the value of an investment in each Fund more volatile and increase the risks of investing in each Fund. Each Fund also may borrow money from banks or other lenders for temporary purposes. Each Fund may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause each Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Short-term trading. Each Fund usually does not trade for short-term profits. Each Fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets each Fund’s investment criteria. If each Fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

Principal Risks. The principal risks of the Successor Fund are substantially identical to those of the Predecessor Fund. This is because the Funds have the same investment objective and substantially identical principal investment strategies.

However, there are some differences with respect to certain risks applicable generally to open-end investment companies. For example, the Successor Fund needs to meet daily redemption requests which might limit its investment flexibility relative to that of the Predecessor Fund, which makes repurchase offers on a quarterly basis. As an open-end fund, to meet potential redemption requests, the Successor Fund may need to retain cash reserves or invest in more liquid securities than it otherwise would, and may have to liquidate portfolio securities, in order to meet redemptions. As an open-end fund, the Successor Fund may only invest up to 15% of its net assets at the time of purchase in illiquid securities, which could reduce its investment flexibility as compared to the Predecessor Fund.

A description of the principal risks associated with the Successor Fund’s principal investment strategies, which are substantially identical to the Predecessor Fund, is set forth below. Following the discussion of the principal risks common to each Fund is a discussion regarding the principal risks specific to an investment in the Predecessor Fund.

You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the Fund will achieve its objectives.

Market risk. The market prices of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, infectious illness or public health issues, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any individual security or derivative position.

LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. In 2017, the United Kingdom Financial Conduct Authority announced that it will no longer encourage nor require banks to submit rates for the calculation of LIBOR after 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. It is unclear whether LIBOR will continue to exist in its current or a modified form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to —or discontinuation of —LIBOR on the Fund will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

Recent events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. Changes in actual or perceived creditworthiness may occur quickly. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparty. In addition, the Fund may incur expenses and suffer delays in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often changes in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the Fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing Fund shares. Junk bonds generally are issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt securities relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Interest rate risk. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities and therefore the value of your investment in the Fund, generally falls. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities. Calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the Fund, and the Fund’s yield, may decline. Also, when interest rates decline, investments made by the Fund may pay a lower interest rate, which would reduce the income received and distributed by the Fund.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the Fund may decline due to a decrease in market interest rates.

The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. In addition, rising interest rates can also lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument’s interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument’s interest rate may not result and the instrument may decline in value. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease.

The interest rates of some floating rate obligations adjust only periodically. Between the times that interest rates on floating rate obligations adjust, the interest rate on those obligations may not correlate to prevailing rates. That will affect the value of the loans and may cause the net asset values of the Fund’s shares to fluctuate.

Mortgage-related and asset-backed securities risk. The Fund intends to concentrate its investments in mortgage-related securities. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. The risk of default is generally higher in the case of mortgage-backed investments offered by private issuers and those that include so-called “sub-prime” mortgages. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more than the value of debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The Fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets. Privately-issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. Privately-issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.

The Fund may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

The Fund may invest in credit risk transfer (“CRT”) securities. CRT securities are fixed income securities that transfer the credit risk related to certain types of mortgage-backed securities to the owner of the CRT. If the underlying mortgages default, the principal of the CRT securities owners is used to pay back holders of the mortgage-backed securities. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to the Fund. Therefore, the Fund could lose all or part of its investments in credit risk transfer securities in the event of default by the underlying mortgages.

The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.

Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying asset or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

Credit risk transfer securities risk. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer, including the residual or equity tranches of mortgage-related and other asset-backed securities, is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.

To the extent the Fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the Successor Fund’s securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Liquidity and value of investments can deteriorate rapidly. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the Fund’s ability to sell the securities in which it invests or to find and purchase suitable investments. When the Fund holds illiquid investments, the Fund may be harder to value, especially in changing markets. If the Fund is forced to sell or unwind an illiquid investment to meet redemption requests or for other cash needs, the Fund may suffer a substantial loss or may not be able to sell at all. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed income mutual funds may be higher than normal. If an auction fails for an auction rate security, there may be no secondary market for the security and the Fund may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the Fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

Portfolio selection risk. The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Adviser.

U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline.

U.S. government agency obligations risk. The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Risks of investing in loans. Loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy law. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. If the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs. There is less readily available, reliable information about most loans than is the case for many other types of securities. To the extent Amundi US seeks to avoid receiving material, non-public information about the issuer of a loan either held by, or considered for investment by, the Fund, this decision could adversely affect the Fund’s investment performance. Because affiliates of Amundi US may participate in the primary and secondary market for loans, limitations under applicable law may restrict the Fund’s ability to participate in structuring a loan or to acquire some loans, or affect the timing or price of such acquisition. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

Risks of investing in insurance-linked securities. The Fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Insurance-linked securities are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Insurance-linked securities may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. Certain insurance-linked securities may have limited liquidity, or may be illiquid. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Fund’s investment in an insurance-linked security may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Certain insurance-linked securities represent interests in baskets of underlying reinsurance contracts. The Fund has limited transparency into the individual contracts underlying such securities and therefore must rely on the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Certain insurance-linked securities may be difficult to value.

Inflation-linked securities risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is a non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of a non-seasonally adjusted index can cause the Fund’s income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index, and losses may exceed those experienced by other debt securities with similar durations. The values of inflation-linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation. In general, the price of an inflation-linked security tends to decline when real interest rates increase.

Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality. These securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the Fund may receive no interest.

Unlike bonds that pay interest throughout the period to maturity, the Fund generally will realize no cash until maturity and, if the issuer defaults, the Fund may obtain no return at all on its investment. In addition, although the Fund receives cash payments on such securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders and, in addition, could reduce the Fund’s reserve position and require the Fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.

Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

•

Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the Fund’s securities at times, in amounts and at prices it considers reasonable

•	Adverse effect of currency exchange rates or controls on the value of the Fund’s investments, or its ability to convert non-U.S. currencies to U.S. dollars

•	The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

•	Economic, political, regulatory and social developments may adversely affect the securities markets

•	It may be difficult for the Fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country

•

Withholding and other non-U.S. taxes may decrease the Fund’s return. The value of the Fund’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country

•

Some markets in which the Fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

•	It is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States

•

A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms

•

Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange

•

A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. These events could negatively affect the value and liquidity of the Fund’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries

•

If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities

•	Sanctions or other government actions against a foreign nation could negatively impact the Fund’s investments in securities that have exposure to that nation

Additional risks of investing in emerging markets include:

•

The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic

•	Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

•	The Fund could experience a loss from settlement and custody practices in some emerging markets

•	The possibility that a counterparty may not complete a currency or securities transaction

•	Low trading volumes may result in a lack of liquidity and in extreme price volatility

•	China and other developing market Asia-Pacific countries may be subject to considerable degrees of economic, political and social instability

Currency risk. Because the Fund may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

Mortgage dollar roll transactions risk. The benefits to the Fund from mortgage dollar roll transactions depend upon the Adviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the Fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the Fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value. ETFs and closed-end funds that invest in commodities may be subject to regulatory trading limits that could affect the value of their securities.

Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

Derivatives risk. Using interest rate futures and options and other derivatives exposes the Fund to special risks and costs and may result in losses to the Fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the Fund’s volatility, which is the degree to which the Fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the Fund’s other investments or do not correlate well with the underlying assets, rate or index, the Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The Fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Investments by the Fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the Fund.

Swap agreements and options to enter into swap agreements (“swaptions”) tend to shift the Fund’s investment exposure from one type of investment to another. For example, the Fund may enter into interest rate swaps, which involve the exchange of interest payments by the Fund with another party, such as the exchange of floating rate payments for fixed interest payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the Fund would be less than it would have been if the Fund had not entered into the interest rate swap.

The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The Fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.

The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the Fund to deposit larger amounts of margin. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve heightened risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the Fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the Fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the Fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Structured securities risk. The structured securities in which the Fund invests are a type of derivative instrument. The payment and credit qualities of these instruments derive from the underlying assets and the terms of the particular security, and they may behave in ways not anticipated by the Fund. Some of these instruments may have the effect of increasing the Fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Distributions from collateral securities may not be adequate to make interest or other payments, and the quality of the collateral may decline in value or default. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the Fund. Certain structured securities are thinly traded or have limited trading markets. The structured securities may be subordinate to other classes.

Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Non-diversification risk. The Fund is not diversified, which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.

Market segment risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus.

Portfolio turnover risk. If the Fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause shareholders to incur a higher level of taxable income or capital gains.

Valuation risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the Fund’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund may value investments using fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. Fixed income securities are typically valued using fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption risk. The Successor Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s Adviser, redemptions by these shareholders may further increase the Fund’s redemption risk. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cybersecurity risk. Cybersecurity failures by and breaches of the Fund’s Adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

Cash management risk. The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. During such periods, it may be more difficult for the Fund to achieve its investment objective.

Expense risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

The following are additional principal risks of an investment in the Predecessor Fund:

General. The Predecessor Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Predecessor Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Predecessor Fund may invest substantially in high yield debt securities, an investment in the Predecessor Fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Predecessor Fund will achieve its investment objective. Instruments in which the Predecessor Fund invests may only have limited liquidity or may be illiquid. In addition, even though the Predecessor Fund will make periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Predecessor Fund to be an illiquid investment.

Repurchase offers risk. The Predecessor Fund is an “interval fund” and, in order to provide some liquidity to shareholders, will make periodic offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Predecessor Fund believes that these repurchase offers are generally beneficial to the Predecessor Fund’s shareholders and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Predecessor Fund to be fully invested or force the Predecessor Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Predecessor Fund’s investment performance. Moreover, reduction in the size of the Predecessor Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Predecessor Fund to participate in new investment opportunities or to achieve its investment objective. The Predecessor Fund does not anticipate employing investment leverage, but if it were to do so in the future, repurchases of shares may compound the adverse effects of leverage in a declining market. In addition, if the Predecessor Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not request that their shares be repurchased by increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed and the Predecessor Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholder repurchase requests are in an amount of shares greater than that which the Predecessor Fund is entitled to repurchase, the Predecessor Fund will repurchase shares on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Predecessor Fund at net asset value during a particular repurchase offer. Some shareholders, in anticipation of proration, may submit more shares for repurchase than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the net asset value of shares submitted for repurchase in a repurchase offer may decline to the extent there is any delay between the repurchase request deadline and the date on which the NAV for such shares is determined. In addition, the repurchase of shares by the Predecessor Fund may be a taxable event to shareholders.

Anti-takeover provisions. The Predecessor Fund’s Agreement and Declaration of Trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Predecessor Fund or convert the Predecessor Fund to open-end status.

Risk of illiquid investments. Certain securities or derivatives held by the Predecessor Fund may be or be-come impossible or difficult to purchase or dispose of at a fair price at the time when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. If the Fund is forced to sell or unwind an illiquid investment, the Fund may suffer a substantial loss or may not be able to sell at all.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect a Fund’s performance. During the most recent fiscal period ended July 31, 2020, the Predecessor Fund’s portfolio turnover rate was 82% (not annualized) of the average value of its portfolio.

The Successor Fund is a newly organized fund that will commence operations upon consummation of the Reorganization and, as such, has no portfolio turnover history.

Investment Adviser and Portfolio Managers. Each Fund has the same Investment Adviser and the same portfolio managers. Noah Funderburk and Nicolas Pauwels are jointly and primarily responsible for the day-to-day portfolio management of each Fund.

The portfolio managers are supported by the Adviser’s fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research and include members from one or more of Amundi US’s affiliates.

Mr. Funderburk, Vice President of Amundi US, joined Amundi US in 2008 and has served as a portfolio manager of the Predecessor Fund since 2019.

Mr. Pauwels, Vice President of Amundi US, joined Amundi US in 2006 and has served as a portfolio manager of the Predecessor Fund since 2019.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Predecessor Fund.

Management Fees. The Successor Fund will have a lower management fee than the Predecessor Fund.

The Predecessor Fund pays Amundi US an annual fee equal to 0.85% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Successor Fund will pay Amundi US an annual fee equal to 0.55% of the Fund’s average daily net assets up to $1 billion and 0.50% of the Fund’s average daily net assets over $1 billion. The fee is accrued daily and paid monthly.

A discussion regarding the basis for the Board of Trustees’ approval of the management contract for the Predecessor Fund is available in the Predecessor Fund’s semi-annual report to shareholders for the period ended January 31, 2021.

The Funds’ Fees and Expenses

The tables below compare the fees and expenses of common shares of the Predecessor Fund with those of Class Y shares of the Successor Fund. The tables also show the fees and expenses paid by the Predecessor Fund and the pro forma fees and expenses for the Successor Fund for the twelve-month period ended January 31, 2021, assuming that the reorganization had occurred as of that date. Actual fees and expenses may be higher or lower. The actual fees and expenses of the Funds as of the Closing Date may differ from those reflected in the tables below.

	Predecessor Fund (12 months ended January 31, 2021)	Successor Fund (12 months ended January 31, 2021 (Pro Forma)
Shareholder transaction fees (paid directly from your investment)	Common Shares	Class Y Shares
Maximum Repurchase Fee[1]	None [1]	None
Maximum sales charge (load) when you buy shares as a percentage of offering price	None [2]	None [2]
Maximum deferred sales charge (load) as a percentage of offering price or the amount you receive when you sell shares, whichever is less	None	None
Redemption fee as a percentage of amount redeemed, if applicable	None	None
Annual Fund operating expenses (deducted from fund assets) as a % of average daily net assets
Management Fee	0.85%	0.55%
Distribution and Service (12b-1) Fee	None	None
Other Expenses	1.22%	1.22%[3]
Total Annual Fund Operating Expenses	2.07%	1.77%
Less: Fee Waiver and Expense Limitations	-1.08%[4]	-1.12%[5]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.99%	0.65%

[1]	While the Predecessor Fund does not currently charge a repurchase fee, the Predecessor Fund may charge a repurchase fee of up to 2.00%. The Successor Fund will not charge a repurchase fee.

[2]	Shares of each Fund are not subject to sales charges, deferred sales charges (or 12b-1 fees) but may be subject to brokerage commissions or other charges.

[3]	Other Expenses for the Successor Fund are based on estimated amounts. Actual expenses may differ from estimates.

[4]

Amundi US has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce those operating expenses to 0.99% of the average daily assets attributable fund shares. This expense limitation is in effect through December 1, 2022. There can be no assurance that the Adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the Adviser and the Board of Trustees.

[5]

Amundi US has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce those operating expenses to 0.65% of the average daily assets attributable fund shares. This expense limitation is in effect through December 1, 2022. There can be no assurance that the Adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the Adviser and the Board of Trustees.

Expense Example

The examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods shown. The examples also assume that (a) your investment has a 5% return each year, (b) you reinvest all dividends and distributions and (c) each Fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Pro forma expenses are included assuming consummation of the Reorganization as of January 31, 2021. The examples are for comparison purposes only and are not a representation of any Fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Predecessor Fund - Common Shares	$101	$544	$1,014	$2,314

Successor Fund - Class Y Shares	$66	$448	$854	$1,991

Past Performance

The Successor Fund has been formed for the purpose of effecting the transaction contemplated by the Reorganization and will not commence investment operations until the Reorganization closes. Therefore, no performance information is provided for the Successor Fund. As accounting successor to the Predecessor Fund, the Successor Fund will assume the Predecessor Fund’s historical performance after the consummation of the Reorganization.

The bar chart and table below provide some indication of the risks of investing in the Predecessor Fund by showing changes in the performance of the Predecessor Fund ’s common shares over the past calendar year and by comparing the Predecessor Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.

Past performance (before and after taxes) is not an indication of future performance. You can obtain updated performance information by visiting amundi.com/US or by calling 1-800-225-6292.

Annual Total Return (%)*

(Year ended December 31)

*

During the period shown in the bar chart, the Predecessor Fund’s highest quarterly return was 27.47% for the quarter 04/01/2020 to 06/30/2020, and the lowest quarterly return was -31.28% for the quarter 01/01/2020 to 03/31/2020.

Average Annual Total Returns (%)

(for periods ended December 31, 2020)

Pioneer Securitized Income Fund (Predecessor Fund)	1 Year	Since Inception	Inception Date
Common Shares			12/10/2019
Return Before Taxes	3.49	3.81
Return After Taxes on Distributions	0.51	0.98
Return After Taxes on Distributions and Sale of Fund Shares	1.84	1.60
Bloomberg Barclays U.S. Securitized MBS/ABS/CMBS Index (reflects no deduction for fees, expenses or taxes)	4.18	4.21	12/10/2019

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Comparison of a Closed-End Fund and an Open-End Fund

The differences between the rights of shareholders of the Predecessor Fund and those of the Successor Fund relate primarily to the characteristics of the Funds as closed-end and open-end investment companies.

The Predecessor Fund is registered as a “closed-end” investment company under the 1940 Act. Unlike open-end funds, closed-end interval funds like the Predecessor Fund do not provide daily redemptions. However, the Predecessor Fund conducts a continuous offering of its shares (much like an open-end fund). The Predecessor Fund shares are sold at the current net asset value per share. The Predecessor Fund’s shares are not listed on a securities exchange and are not publicly traded, such that there is no secondary market for the shares. However, the Predecessor Fund is an “interval fund” and provides some liquidity to shareholders by making periodic repurchase offers for a portion of the outstanding shares.

The Successor Fund is registered as an “open-end” investment company under the 1940 Act. Open-end investment companies are commonly referred to as “mutual funds” and generally issue redeemable securities on an ongoing basis. The Successor Fund is engaged in a continuous offering of its shares of beneficial interest. Open-end fund shares are redeemable each day the New York Stock Exchange is open at their net asset value. You will be able to exchange your Class Y shares received as a result of the Reorganization into Class Y shares of other Pioneer Funds. These exchange privileges are not available to shareholders of closed-end funds, such as the Predecessor Fund. Shareholders of the Successor Fund may, on any day the New York Stock Exchange is open, redeem their shares and receive the net asset value of the shares next computed after the receipt of the redemption request in good order, less any applicable sales charges.

Comparison of Purchase, Redemption and Exchange Policies

Purchase Policies. The shareholder purchase procedures of the Predecessor Fund and the Successor Fund are substantially similar. Each of the Common shares of the Predecessor Fund and Class Y shares of the Successor Fund are offered without an initial sales charge, are not subject to a contingent deferred sales charge, and are not subject to distribution and service (12b-1) fees.

Minimum Initial Investments. Initial investments in the Predecessor Fund by or through a registered investment adviser are subject to a $1,000,000 minimum per registered investment adviser. Initial investments in the Predecessor Fund by direct investors are subject to a $1,000,000 minimum. There is no minimum additional investment amount. The Predecessor Fund may waive the initial investment amount.

Your initial investment in Class Y shares of the Successor Fund must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The Successor Fund may waive the initial investment amount.

Repurchase/Redemption Procedures. The Repurchase/Redemption procedures of the Predecessor Fund and the Successor Fund are different. The Predecessor Fund operates as an interval fund under Rule 23c-3 under the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Predecessor Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Predecessor Fund to offer to repurchase at least 5% and up to 25% of its shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Predecessor Fund’s outstanding shares, for each repurchase offer, the Predecessor Fund expects to offer to repurchase 15% of its outstanding shares unless the Predecessor Fund’s Board of Trustees has approved a higher or lower amount for that repurchase offer.

The Predecessor Fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of March, June, September and December. The date on which the repurchase price for shares is determined will occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day). The Predecessor Fund’s common shares are not listed on any securities exchange and the Predecessor Fund does not expect any secondary market to develop for its common shares. Holders of common shares are thus not able to have their shares redeemed or otherwise sell their shares on a daily basis.

The Successor Fund’s shares will be sold at the share price (NAV less any applicable sales charge) next calculated after a fund or its authorized agent, such as a broker-dealer, receives your request in good order.

Exchange of Shares. The Predecessor Fund does not offer exchange rights. Shareholders of the Successor Fund may exchange their Class Y shares for shares of the same class of another Pioneer mutual fund, as described below under “Buying, Exchanging and Selling Shares of the Successor Fund.”

Comparison of Fundamental Investment Policies

The Predecessor Fund and the Successor Fund have identical fundamental investment policies, except that, as a closed-end interval fund, the Predecessor Fund has adopted the following fundamental investment policies relating to periodic repurchase offers pursuant to Rule 23c-3 under the 1940 Act, which may not be changed without a vote of a majority of the outstanding voting securities:

(i)

the Predecessor Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that Rule may be amended from time to time, and as it is interpreted by the SEC, SEC staff or other authority of competent jurisdiction, and in accordance with any exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

(ii)	the periodic interval between repurchase request deadlines will be three months;

(iii)

the repurchase request deadline (as defined in Rule 23c-3) for each repurchase offer will be no earlier than the 21st day after the issuance of notification of the repurchase offer (or the next business day if the 21st day is not a business day); and

(iv)

each repurchase pricing date (as defined in Rule 23c-3) will be not later than the 14th day after the preceding repurchase request deadline (or the next business day if the 14th day is not a business day).

As an open-end fund whose shares are redeemable each day the New York Stock Exchange is open at their NAV, the Successor Fund has not adopted comparable policies.

Valuation Policies. The Predecessor Fund and the Successor Fund have identical valuation policies.

State of Domicile and Organizational Documents. The Predecessor Fund is a Delaware statutory trust. The Successor Fund is a series of Pioneer Series Trust IV, a Delaware statutory trust. There are no material differences between the terms of the Agreement and Declaration of Trust and By-Laws of the Predecessor Fund and the Successor Fund except that, under the Agreement and Declaration of Trust of the Predecessor Fund, the conversion of the Predecessor Fund to an open-end fund requires the affirmative vote of three-quarters (3/4) of the Board of Trustees then in office followed by (a) the approval at a meeting of shareholders called for the purpose by a majority shareholder vote, voted in person or by proxy, or (b) the written consent, without a meeting, of holders of shares whose consents, taken together, constitute a majority shareholder vote. As an open-end fund, the Successor Fund’s Agreement and Declaration of Trust does not contain a comparable provision.

Assets Under Management. As of March 31, 2021, the Predecessor Fund had assets under management of approximately $20,733,512.86 million. The Successor Fund is a newly organized fund and does not currently have any assets under management.

REASONS FOR THE REORGANIZATION

The Trustees of the Predecessor Fund believe that the Reorganization will be advantageous to the shareholders of the Predecessor Fund for several reasons. The Trustees considered the following matters, among others, in approving the proposed Reorganization.

First, the Board considered that the Successor Fund offers shareholders increased liquidity. The Board considered that, following their receipt of Class Y shares of the Successor Fund, shareholders will be able to sell shares of the Successor Fund on any day that the New York Stock Exchange opens for business, at the shares’ net asset value next determined in accordance with the Successor Fund’s prospectus. The Board concluded that the increased liquidity provided to shareholders supported a determination that the Reorganization is in the best interests of shareholders.

Second, the Board considered that the portfolio management team that currently manages the Predecessor Fund will continue to manage the Successor Fund after the Reorganization, using identical investment objectives, substantially identical principal investment strategies and risks and, except for the Predecessor Fund’s fundamental investment restrictions regarding its status as an interval fund, substantially similar fundamental investment restrictions. The Board concluded that the continuity of the portfolio management team, identical investment objectives and substantially identical strategies and policies supported a determination that the Reorganization is in the best interests of shareholders.

Third, the Board considered that the management fee rate payable by the Successor Fund of 0.55% of the Successor Fund’s average daily net assets up to $1 billion and 0.50% of the Successor Fund’s average daily net assets over $1 billion will be lower than the management fee rate payable by the Predecessor Fund of 0.85% of the Predecessor Fund’s average daily net assets, and concluded that this supported a determination that the Reorganization is in the best interests of shareholders.

Fourth, the Board considered that, as a result of paying a lower management fee rate, the average annual total expense ratio payable by shareholders holding Class Y shares of the Successor Fund, before and after expense waivers, are anticipated to be no higher than the average annual total expense ratio payable by shareholders of the Predecessor Fund, and concluded that this supported a determination that the Reorganization is in the best interests of shareholders.

Fifth, the Board considered the performance of the Predecessor Fund. In its review of performance, the Board considered whether the Predecessor Fund had been able to exploit any significant investment advantages as a direct result of its closed-end status. Because closed-end funds do not issue shares subject to daily redemptions, they do not experience the cash flows and associated costs that can affect open-end funds, which affords closed-end funds an opportunity to remain more fully invested in less liquid securities. Furthermore, closed-end funds have greater flexibility than open-end funds do with respect to the use of leverage for investment purposes. All of these characteristics typically allow closed-end funds to outperform similarly managed open-end funds, when measured at net asset value. However, the Predecessor Fund currently invests primarily in liquid securities and has not employed leverage for investment purposes. As a result, the Board did not identify significant investment advantages to the Predecessor Fund stemming from its closed-end status. The Board concluded that the historical performance of the Predecessor Fund was consistent with the determination that the Reorganization is in the best interests of shareholders.

Sixth, the Board considered that the Predecessor Fund is very small and has not been able to attract significant numbers of investors in its current closed-end interval fund structure. The Board considered that the shareholders in the Successor Fund may benefit from potential long-term economies of scale, including increased distribution capabilities. The Board considered that even though the Predecessor Fund made a continuous offering of its shares, the Successor Fund, as a more familiar open-end mutual fund, may have greater opportunities for growth of assets. The Board concluded that the potential long-term economies of scale supported a determination that the Reorganization is in the best interests of shareholders.

Seventh, the Board considered that the Successor Fund will be subject to the higher liquidity requirements that are imposed on open-end mutual funds pursuant to Rule 22e-4 under the 1940 Act, and concluded that this supported a determination that the Reorganization is in the best interests of shareholders.

Eighth, the Board considered that the Predecessor Fund will bear 50% of the costs of the expenses incurred in connection the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees. In approving the Reorganization Costs, the Board considered information provided by Amundi US with respect to the relative short-term economic benefits and costs to shareholders anticipated to result from the Reorganization. The Board also considered that, because of expense limitations, neither the Predecessor Fund’s nor the Successor Fund’s expenses will increase as a result of the payment of any Reorganization Costs. The Board concluded that the Reorganization Costs were consistent with a determination that the Reorganization is in the best interests of shareholders.

Ninth, the Board considered that the Reorganization, itself, generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by the Predecessor Fund and its common shareholders or the Successor Fund. The Board also considered statements by the Adviser that it does not expect the Predecessor Fund to incur significant transaction-related expenses in connection with the Reorganization. The Board concluded that the expected tax consequences of the Reorganization were consistent with a determination that the Reorganization is in the best interests of shareholders.

Tenth, the Board considered that the Adviser would benefit from the Reorganization if the Successor Fund is able to attract additional investors and achieve scale through increased management fees and the potential reduction of expense waivers as a result of increased assets under management. Notwithstanding any such benefit to the Adviser, the Board believes the Reorganization, in the long-term, could result in economies of scale and a related decrease in the Successor Fund’s gross expenses.

BOARDS’ EVALUATION OF THE REORGANIZATION

For the reasons described above, the Board of Trustees of the Predecessor Fund, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interest of the Predecessor Fund and that the interests of the Predecessor Fund’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Successor Fund, including the Independent Trustees, approved the Reorganization. The Trustees also determined that the Reorganization is in the best interests of the Successor Fund and that the interests of the shareholders of the Successor Fund would not be diluted as a result of the Reorganization.

SHAREHOLDER APPROVAL

In accordance with Section 4.8 of the Agreement and Declaration of Trust of the Predecessor Fund, Amundi, as holder of shares of the Predecessor Fund representing a majority of the voting power of the Predecessor Fund, approved the Agreement and Plan of Reorganization by written consent dated April 7, 2021 in lieu of a meeting of shareholders. Accordingly, the Reorganization will close on or about [     ]. Amundi is an affiliate of Amundi US.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT/PROSPECTUS. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CAPITALIZATION

The following table sets forth the capitalization of each Fund as of March 31, 2021, and the pro forma combined capitalization of the combined fund as if the Reorganization occurred on that date. The actual exchange ratios for the Predecessor Fund on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of the Predecessor Fund between March 31, 2021 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Predecessor Fund during that period resulting from income and distributions, and changes in the accrued liabilities of the Predecessor Fund during the same period.

	Predecessor Fund (March 31, 2021)	Successor Fund (March 31, 2021)	Combined Fund Pro Forma Adjustments (March 31, 2021)(1)	Pro Forma Combined Fund (March 31, 2021)
Net Assets
Class Y Shares	—	—	$20,733,513	$20,733,513
Common Shares	$20,733,513	—	—	—
Total Net Assets of the Fund	$20,733,513	N/A	—	$20,733,513

Net Asset Value Per Share
Class Y Shares	—	—	—	$9.87
Common Shares	$9.87	—	—	—

Shares Outstanding
Class Y Shares	—	—	2,100,025	2,100,025
Common Shares	2,100,025	—	—	—

(1)

Expenses of the Reorganization borne by the Predecessor Fund are estimated in the aggregate to be $125,000. Amundi US will bear the remaining expenses of the Reorganization. Because of expense limitations, expenses will not increase as a result of the payment of any Reorganization costs. No portfolio turnover or costs associated with the disposition of securities in connection with the Reorganization are anticipated.

It is impossible to predict how many shares of the Successor Fund will actually be received and distributed by the Predecessor Fund on the Closing Date. The table should not be relied upon to determine the amount of Successor Fund shares that will actually be received and distributed.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

•	The Reorganization is scheduled to occur as of the close of business on [ ], 2021 but may occur on such later date as the parties may agree to in writing.

•

The Predecessor Fund will transfer all of its assets to the Successor Fund. The Successor Fund will assume all of the Predecessor Fund’s liabilities. The outstanding common shares of the Predecessor Fund will be converted into a number of whole or fractional Class Y shares of the Successor Fund with an aggregate net asset value equal to the aggregate net asset value of the common shares of the Predecessor Fund immediately prior to the Reorganization. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

•	After the shares are issued, the Predecessor Fund will be dissolved.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, you will be permitted to exchange your Class Y shares of the Successor Fund into Class Y shares of other Pioneer Funds without a sales charge.

•

The Reorganization, itself, generally is not expected to result in gain or loss being recognized for federal income tax purposes by either Pioneer Fund or the Predecessor Fund’s common shareholders, except as set forth below under the heading “Tax Status of the Reorganization.” The Reorganization will not take place unless both Funds receive a tax opinion from Morgan, Lewis & Bockius LLP, counsel to the Funds, as described below under the heading “Tax Status of the Reorganization”.

Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization with respect to the Reorganization is attached as Exhibit A to this Information Statement/Prospectus. Material provisions of the Agreement and Plan of Reorganization are described below but are qualified in their entirety by the attached copy.

Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of the Predecessor Fund’s shares and will evidence ownership of shares of the Successor Fund. The Successor Fund will not issue share certificates in the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Predecessor Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Successor Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 6).

The obligation of the Successor Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Predecessor Fund’s performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from that Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 7).

The Funds’ obligations are subject to the receipt of a favorable opinion of Morgan, Lewis & Bockius LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.4).

Termination of Agreement and Plan of Reorganization. The Board of Trustees of either Fund may terminate the Agreement and Plan of Reorganization at any time before the Closing Date, if the Board believes that proceeding with the Reorganization would no longer be in the best interests of shareholders of the applicable Fund.

Expenses of the Reorganization. The Predecessor Fund will bear 50% of the Reorganization Costs. Because of expense limitations, neither the Predecessor Fund’s nor the Successor Fund’s expenses will increase as a result of the payment of any Reorganization Costs.

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt by each Fund of an opinion from Morgan, Lewis & Bockius LLP, counsel to the Pioneer Funds, substantially to the effect that, for federal income tax purposes:

•

The transfer to the Successor Fund of all the Predecessor Fund’s assets in exchange solely for the issuance of the Successor Fund’s shares to the Predecessor Fund and the assumption by the Successor Fund of all the Predecessor Fund’s liabilities, followed by the distribution of the Successor Fund’s shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and each of the Predecessor Fund and the Successor Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Internal Revenue Code;

•

No gain or loss will be recognized by the Predecessor Fund in the Reorganization upon (1) the transfer of all its assets to the Successor Fund in the Reorganization solely in exchange for the shares of the Successor Fund and the assumption by the Successor Trust, on behalf of the Successor Fund, of all the Predecessor Fund’s liabilities or upon (2) the distribution by the Predecessor Fund of the Successor Fund’s shares to the Predecessor Fund’s shareholders , except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Internal Revenue Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Internal Revenue Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset of the Predecessor Fund regardless of whether such transfer would otherwise be a non-recognition transaction under the Internal Revenue Code;

•

The tax basis in the hands of the Successor Fund of the assets of the Predecessor Fund transferred in the Reorganization will be the same as the tax basis of the assets in the hands of the Predecessor Fund immediately before the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Predecessor Fund on the transfer;

•

The holding period in the hands of the Successor Fund of each asset of the Predecessor Fund transferred in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Predecessor Fund’s holding period for such asset (except where investment activities of the Successor Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•

No gain or loss will be recognized by the Successor Fund upon its receipt of all the Predecessor Fund’s assets solely in exchange for shares of the Successor Fund and the assumption by the Successor Trust, on behalf of the Successor Fund, of the Predecessor Fund’s liabilities as part of the Reorganization;

•	No gain or loss will be recognized by the shareholders of the Predecessor Fund upon the exchange of their Predecessor Fund shares solely for shares of the Successor Fund as part of the Reorganization;

•

The aggregate tax basis of the Successor Fund shares that each Predecessor Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Predecessor Fund shares exchanged therefor; and

•

Each Predecessor Fund shareholder’s holding period for the Successor Fund shares received in the Reorganization will include the Predecessor Fund shareholder’s holding period for the Predecessor Fund shares exchanged therefor, provided that such shareholder holds the shares of the Predecessor Fund as capital assets on the date of the exchange.

•	The taxable year of the Predecessor Fund will not end as a result of the Reorganization.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Predecessor Fund and the Successor Fund. The condition that each fund receives such an opinion may not be waived by either Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

BUYING, EXCHANGING AND SELLING SHARES OF THE SUCCESSOR FUND

The table below provides information regarding how to buy, exchange and sell Class Y shares of the Successor Fund.

Buying, Exchanging and Selling Shares
Buying shares

You may buy Fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the Fund’s transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi US, for your purchase of Fund shares.

Minimum initial investment

Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The Fund may waive the initial investment amount.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The Fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Amundi US.

Maximum purchase amounts	Class Y shares are not subject to a maximum purchase amount.
Exchanging shares

You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares

Buying, Exchanging and Selling Shares

you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each Fund’s investment objective and policies as described in the Fund’s prospectus. You generally will have to pay income taxes on an exchange.

Selling shares

Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after a Fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the Fund uses to make such payment. If you recently sent a check to purchase the shares being sold, the Fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund’s investments, a Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. The Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

The Fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. If a Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. The Fund may redeem in kind at a shareholder’s request or if, for

Buying, Exchanging and Selling Shares

example, a Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders.

During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

Net asset value

Each Fund’s net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. Each Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. Each Fund’s most recent net asset value is available on the Funds’ website, amundi.com/US.

Each Fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. If no reliable prices are available from either the primary or an alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent third party pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Each Fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price.

Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. Each Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that each Fund invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they

Buying, Exchanging and Selling Shares

primarily trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem Fund shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi US to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi US to be unreliable, each Fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Each Fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the Fund’s net asset value is calculated. Because each Fund may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the Fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the Fund’s shares to differ from the net asset value that would be calculated only using market prices.

The prices used by each Fund to value its securities may differ from the amounts that would be realized if these securities were sold, and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).

Amundi US, each Fund’s investment adviser, selects the Funds’ investments and oversees the Funds’ operations.

Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of December 31, 2020, Amundi had more than $2.12 trillion in assets under management worldwide. As of December 31, 2020, Amundi US (and its U.S. affiliates) had over $94 billion in assets under management.

Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.

The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Amundi US has received an order from the Securities and Exchange Commission that permits Amundi US, subject to the approval of the Funds’ Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi US (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the Fund without shareholder approval. Amundi US retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.

Portfolio Management

Day-to-day management of the Successor Fund’s portfolio is the responsibility of Noah Funderburk and Nicolas Pauwels. This is the same portfolio management team that is responsible for the day-to-day management of the Predecessor Fund.

The portfolio managers are supported by the Adviser’s fixed income team. Members of this team manage other Pioneer Funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research and include members from one or more of Amundi US’s affiliates.

Mr. Funderburk, Vice President of Amundi US, joined Amundi US in 2008 and has served as a portfolio manager of the Predecessor Fund since 2019.

Mr. Pauwels, Vice President of Amundi US, joined Amundi US in 2006 and has served as a portfolio manager of the Predecessor Fund since 2019.

Service Providers

Each Fund has the same Administrator, Custodian, Transfer Agent and Principal Underwriter/Distributor.

Administrator. Amundi US serves as each Fund’s Administrator. Each Fund has entered into an administration agreement with Amundi US pursuant to which Amundi US serves as each Fund’s administrator, performing certain accounting, administration and legal services for each Fund. Amundi US Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees.

Custodian and Sub-Administrator. Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of each Fund’s assets. The custodian’s responsibilities include safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. BBH also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including each Fund. For performing such services, BBH receives fees based on complex-wide assets.

Each Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, to serve as custodian of each Fund’s assets. Each Fund has also entered into an agreement with BNY Mellon to perform certain fund accounting and fund administration services for the Funds. BBH will continue to provide the current services to each Fund until the Funds are fully converted to BNY Mellon, which is scheduled to occur in the fourth quarter of 2021.

Transfer Agent. Each Fund has contracted with DST Systems, Inc. (“DST”), to provide certain transfer agency services for each Fund. Under the transfer agency agreement, each Fund will reimburse DST for its cost of providing such services to each Fund.

Each Fund has entered into an agreement with BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, to provide certain transfer agency and shareholder services agent to each Fund. DST will continue to provide the current services to each Fund until the Funds are fully converted to BNY Mellon Investment Servicing (US) Inc., which is scheduled to occur in the fourth quarter of 2021.

Principal Underwriter/Distributor. Amundi Distributor US, Inc., 60 State Street, Boston, Massachusetts 02109, is the principal underwriter and distributor for each Fund. Amundi Distributor US, Inc. is an indirect wholly owned subsidiary of Amundi and a wholly owned subsidiary of Amundi US. Prior to January 1, 2021, each Fund’s distributor was named Amundi Pioneer Distributor, Inc. The Predecessor Fund has entered into an underwriting agreement with Amundi Distributor US, Inc. which provides that Amundi Distributor US, Inc. shall not receive compensation as a principal underwriter with respect to the Predecessor Fund’s Common shares. The Successor Fund has entered into an underwriting agreement with Amundi Distributor US, Inc. which provides that Amundi Distributor US, Inc. will bear the expenses for the distribution of the Successor Fund’s Class Y shares.

Capital Stock (Applicable to the Predecessor Fund)

The Predecessor Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Common shares. Common shareholders are entitled to share pro rata in the net assets of the Predecessor Fund available for distribution to common shareholders upon liquidation of the Predecessor Fund. Common shareholders are entitled to one vote for each share held (or, in the case of fractional shares, a proportionate fractional vote). There are no preemptive rights, conversion rights, redemption provisions or sinking fund provisions with respect to Common shares.

Predecessor Fund Outstanding Securities — Common Shares

(As of March 30, 2021)

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Predecessor Fund for its Account	(4) Amount Outstanding Exclusive of Amount shown under (3)
Common Shares	10,000,000	2,068,152.56	2,100,025.329

Description of Shares (Applicable to the Successor Fund)

The Successor Fund’s Declaration of Trust authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. The Trustees have authorized the issuance of the following classes of shares of the Successor Fund, designated as Class A shares, Class C shares, Class K shares and Class Y shares. The shares of each class represent an interest in the same portfolio of investments of the Successor Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A and Class C shareholders have exclusive voting rights with respect to the rule 12b-1 plan adopted by holders of those shares in connection with the distribution of those shares.

Shareholders are entitled to one vote for each share held (or, in the case of fractional shares, a proportionate fractional vote) and may vote in the election of the Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The Successor Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for such purposes as electing or removing Trustees, changing fundamental investment restrictions or approving a management contract. The shares of each series of the Successor Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Successor Fund vote together as a class on matters that affect all series of the Successor Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration of Trust without the affirmative vote of a majority of the Successor Fund’s shares.

Disclosure of Portfolio Holdings (Applicable to the Successor Fund)

The Successor Fund’s policies and procedures with respect to the disclosure of its portfolio securities are described in the Fund’s statement of additional information.

Distribution and service arrangements (Applicable to the Successor Fund)

The Successor Fund does not charge any initial sales charge, CDSC or other asset-based fee for sales or distribution of Class Y shares. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Because the fund is not party to any commission arrangement between you and your investment professional or financial intermediary, any purchases and redemptions of Class Y shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by an investment professional or financial intermediary are not reflected in the fees and expenses listed in the fee table or expense example in this Information Statement/Prospectus nor are they reflected in the performance in the bar chart and table in this Information Statement/Prospectus because these commissions are not charged by the fund.

For information on each Pioneer Fund’s expenses, please see “Comparison of Fees and Expenses.”

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the funds or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (CDSC) waivers, which are discussed under “Intermediary defined sales charge waiver policies.” In all instances, it is the purchaser’s responsibility to notify the funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the funds or through another intermediary to receive these waivers or discounts. Please see the “Intermediary defined sales charge waiver policies” section to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Additional Payments to Financial Intermediaries

Your financial intermediary may receive compensation from a Pioneer Fund, Amundi US or its affiliates for the sale of fund shares and related services. Compensation may include sales commissions, as well as compensation for administrative services and transaction processing.

Amundi US or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer Funds over other mutual funds or assist the distributor in its efforts to promote the sale of a Pioneer Fund’s shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Amundi US or its affiliates make these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to a Pioneer Fund, or from the retention of a portion of sales charges or distribution and service fees. Amundi US may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer Funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi US determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer Funds and that are willing to cooperate with Amundi US’s promotional efforts. Amundi US also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Amundi US may benefit from revenue sharing if the intermediary features the Pioneer Funds in its sales system (such as by placing certain Pioneer Funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the distributor’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Amundi US personnel may make presentations on the Pioneer Funds to the intermediary’s sales force). To the extent intermediaries sell more shares of the Pioneer Funds or retain shares of the Pioneer Funds in their clients’ accounts, Amundi US receives greater management and other fees due to the increase in the Pioneer Funds’ assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

The compensation that Amundi US pays to financial intermediaries is discussed in more detail in a Pioneer Fund’s statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this Information Statement/Prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Amundi US or the Pioneer Funds, as well as about fees and/or commissions it charges.

Amundi US and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer Funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer Funds. If your intermediary provides these services, Amundi US or the Pioneer Funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Amundi US or its affiliates that are not related to the Pioneer Funds.

Contingent deferred sales charges (CDSCs) (Applicable to the Successor Fund)

Class Y shares are purchased at net asset value with no initial sales charge and no CDSC when redeemed. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Buying, exchanging and selling shares (Applicable to the Successor Fund)

Opening your account

You may open an account by completing an account application and sending it to the Pioneer Fund by mail or by fax. Please call the Pioneer Fund to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the Pioneer Fund(s). You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the Pioneer Funds for account applications, account options forms and other account information:

Pioneer Funds

P.O. Box 219427

Kansas City, MO 64121-9427

Telephone 1-800-225-6292

Please note that there may be a delay in receipt by the transfer agent of applications submitted by regular mail to a post office address.

Each Pioneer Fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Pioneer Funds’ distributor, the Pioneer Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow a fund to identify you.

A Pioneer Fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.

Investing through financial intermediaries and retirement plans

If you invest in a Pioneer Fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this Information Statement/Prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Share prices for transactions

If you place an order to purchase, exchange or sell shares that is received in good order by a Pioneer Fund’s transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is received by the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

Good order means that:

•	You have provided adequate instructions

•	There are no outstanding claims against your account

•	There are no transaction limitations on your account

•	Your request includes a signature guarantee if you:

– Are selling over $100,000 or exchanging over $500,000 worth of shares

– Changed your account registration or address within the last 30 days

– Instruct the transfer agent to mail the check to an address different from the one on your account

– Want the check paid to someone other than the account’s record owner(s)

– Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Transaction limitations

Your transactions are subject to certain limitations, including the limitation on the purchase of a Pioneer Fund’s shares within 90 calendar days of a redemption. See “Excessive trading.”

Buying, exchanging and selling shares (Applicable to the Successor Fund)

Buying

You may buy a Pioneer Fund’s shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the Pioneer Fund’s transfer agent. Consult your investment professional for more information.

Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi US, for your purchase of shares of a Pioneer Fund.

Minimum investment amounts

Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. A Pioneer Fund may waive the initial investment amount.

Waiver of the minimum investment amount for Class Y

The fund will accept an initial investment of less than $5 million if:

(a)

The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b)	The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c)

The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d)

The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Amundi US or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e)

The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has an arrangement with Amundi US to include Class Y shares of the Pioneer mutual funds in its program. In one model, the intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services, as a combined service offering. In another model, a brokerage firm may provide transactional services in accordance with a commission schedule set by the firm. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds, and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f)	The investment is made by another Pioneer fund.

The fund reserves the right to waive the initial investment minimum in other circumstances.

Maximum purchase amounts

Class Y shares are not subject to a maximum purchase amount.

Retirement plan accounts

You can purchase shares of a Pioneer Fund through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish an Amundi US retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.

How to buy shares

Through your investment firm

Normally, your investment firm will send your purchase request to the Pioneer Funds’ distributor and/or transfer agent. Consult your investment professional for more information.

Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi US, for your purchase of shares of a Pioneer Fund.

By phone or online

You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:

•	You established your bank account of record at least 30 days ago

•	Your bank information has not changed for at least 30 days

•	You are not purchasing more than $100,000 worth of shares per account per day

•	You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase shares of a Pioneer Fund for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail

You can purchase shares of a Pioneer Fund by mailing a check to the fund. Make your check payable to the Pioneer Fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the Pioneer Fund’s name, the account number and the name or names in the account registration. Please note that there may be a delay in receipt by the fund’s transfer agent of purchase orders submitted by regular mail to a post office address.

By wire (Class Y shares only)

If you have an existing (Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:

•	State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the Pioneer Fund receives your request to purchase shares

•	If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk

•	Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank

•	Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:

Receiving Bank:	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101 ABA Routing No. 011000028
For further credit to:	Shareholder Name Existing Pioneer Account No. [Name of Pioneer Fund]

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Exchanging

You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Before you request an exchange, consider each fund’s investment objective and policies as described in the fund’s prospectus. You generally will have to pay income taxes on an exchange.

Same-fund exchange privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

How to exchange shares

Through your investment firm

Normally, your investment firm will send your exchange request to the Pioneer Fund’s transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online

After you establish an eligible fund account, you can exchange shares of a Pioneer Fund by phone or online if:

•	You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account

•	The fund into which you are exchanging offers the same class of shares

•	You are not exchanging more than $500,000 worth of shares per account per day

•	You can provide the proper account identification information

In writing, by mail or by fax

You can exchange shares of a Pioneer Fund by mailing or faxing a letter of instruction to the fund. You can exchange shares of a Pioneer Fund directly through the Pioneer Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:

•	The name and signature of all registered owners

•	A signature guarantee for each registered owner if the amount of the exchange is more than $500,000

•	The name of the Pioneer Fund out of which you are exchanging and the name of the fund into which you are exchanging

•	The class of shares you are exchanging

•	The dollar amount or number of shares you are exchanging

Please note that there may be a delay in receipt by the fund’s transfer agent of exchange requests submitted by regular mail to a post office address.

Selling

Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the Pioneer Fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the Pioneer Fund uses to make such payment. If you recently sent a check to purchase the shares being sold, the Pioneer Fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for a Pioneer Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing. You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Under normal circumstances, a Pioneer Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Pioneer Fund’s investments, the Pioneer Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the Pioneer Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. A Pioneer Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

Each Pioneer Fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. If a Pioneer Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Pioneer Fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. Each Pioneer Fund may redeem in kind at a shareholder’s request or, for example, if the Pioneer Fund reasonably believes that a cash redemption may have a substantial impact on the Pioneer Fund and its remaining shareholders.

During periods of stressed market conditions, when an increased portion of a Pioneer Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Pioneer Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

How to sell shares

Through your investment firm

Normally, your investment firm will send your request to sell shares to the Pioneer Funds’ transfer agent. Consult your investment professional for more information.

Each Pioneer Fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. Each Pioneer Fund reserves the right to terminate this procedure at any time.

By phone or online

If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell shares of a Pioneer Fund held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

•	By check, provided the check is made payable exactly as your account is registered
•	By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

In writing, by mail or by fax

You can sell some or all of your shares of a Pioneer Fund by writing directly to the Pioneer Fund only if your account is registered in your name. Include in your request your name, the name of the Pioneer Fund, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Please note that there may be a delay in receipt by the fund’s transfer agent of redemption requests submitted by regular mail to a post office address.

How to contact Amundi US

By phone

For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call

1-800-225-6292

To request a transaction using FactFoneSM call

1-800-225-4321

By mail

Send your written instructions to:

Pioneer Funds

P.O. Box 219427

Kansas City, MO 64121-9427

Amundi US website

amundi.com/US

By fax

Fax your exchange and sale requests to:

1-800-225-4240

Account options

See the account application form for more details on each of the following services or call the transfer agent for details and availability.

Telephone transaction privileges

If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the fund.

When you request a telephone transaction the funds’ transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If a Pioneer Fund’s confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

Online transaction privileges

If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

•	For new accounts, complete the online section of the account application

•	For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at amundi.com/US.

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Amundi US website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Periodic Investments (Applicable to the Successor Fund)

You can make periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, or an Automatic Investment Plan. Periodic investments may be made only through U.S. banks.

Automatic Investment Plan (Applicable to the Successor Fund)

If you establish an Automatic Investment Plan, the transfer agent will make a periodic investment in shares of a Pioneer Fund by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan’s dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges (Applicable to the Successor Fund)

You can automatically exchange your shares of a Pioneer Fund for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:

•	You must select exchanges on a monthly or quarterly basis

•	Both the originating and receiving accounts must have identical registrations

•	The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options (Applicable to the Successor Fund)

Each Pioneer Fund offers three distribution options. Any shares of a Pioneer Fund you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1)	Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Pioneer Fund will automatically be invested in additional fund shares.

(2)	You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3)	You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500. When electing a cash distribution option, you may only select one destination for the cash distribution portion (i.e., bank account or directed to another mutual fund). The other distribution portion must be reinvested into your current mutual fund account or follow the same cash election.

If you are under 59 1⁄2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $25, the Pioneer Fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the Pioneer Fund will be purchased at the then-current net asset value.

Directed dividends (Applicable to the Successor Fund)

You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans (Applicable to the Successor Fund)

When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.

To establish a systematic withdrawal plan:

•	Your account must have a total value of at least $10,000 when you establish your plan

•	You may not request a periodic withdrawal of more than 10% of the value of any Class C share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you.

Direct deposit (Applicable to the Successor Fund)

If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding (Applicable to the Successor Fund)

You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies (Applicable to the Successor Fund)

Excessive trading

Frequent trading into and out of a Pioneer Fund can disrupt portfolio management strategies, harm the Pioneer Fund’s performance by forcing the Pioneer Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Pioneer Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. Each Pioneer Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pioneer Fund’s shares to be excessive for a variety of reasons, such as if:

•	You sell shares within 30 days after the shares were purchased;

•	You make two or more purchases and redemptions within a short period of time;

•	You enter into a series of transactions that indicate a timing pattern or strategy; or

•	We reasonably believe that you have engaged in such practices in connection with other mutual funds.

Each Pioneer Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by investors in the Pioneer Fund. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to a Pioneer Fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the shareholders of the Pioneer Fund.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pioneer Fund may be adversely affected. Frequently, shares of a Pioneer Fund are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

Each Pioneer Fund may reject a purchase or exchange order before its acceptance or the issuance of shares. Each Pioneer Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the Pioneer Fund believes are requested on behalf of market timers. Each Pioneer Fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the Pioneer Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A Pioneer Fund and its shareholders do not incur any gain or loss as a result of a rejected order. Each Pioneer Fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading, each Pioneer Fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a Pioneer Fund, that investor shall be prevented (or “blocked”) from purchasing shares of the Pioneer Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal

Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or “wrap” programs, transactions by insurance company separate accounts or transactions by other funds that invest in the Pioneer Fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer U.S. Government Money Market Fund or Pioneer Multi-Asset Ultrashort Income Fund.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the Pioneer Funds’ policy described above or the intermediaries’ own policies or restrictions designed to limit excessive trading of shares of a Pioneer Fund. However, we do not impose this policy at the omnibus account level.

Purchases in kind (Applicable to the Successor Fund)

You may use securities you own to purchase shares of a Pioneer Fund provided that Amundi US, in its sole discretion, determines that the securities are consistent with the Pioneer Fund’s objective and policies and their acquisition is in the best interests of the Pioneer Fund. If the Pioneer Fund accepts your securities, they will be valued for purposes of determining the number of shares of the Pioneer Fund to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase shares of the Pioneer Fund for cash in an amount equal to the value of the shares of the Pioneer Fund that you purchase. Your broker may also impose a fee in connection with processing your purchase of shares of a Pioneer Fund with securities.

Amundi US website

amundi.com/US

The website includes a full selection of information on mutual fund investing. You can also use the website to get:

•	Your current account information

•	Prices, returns and yields of all publicly available Pioneer mutual funds

•	Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

•	A copy of Amundi US’s privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFoneSM 1-800-225-4321

You can use FactFoneSM to:

•	Obtain current information on your Pioneer mutual fund accounts

•	Inquire about the prices and yields of all publicly available Pioneer mutual funds

•	Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts

•	Request account statements

If you plan to use FactFoneSM to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM.

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM to obtain account information.

Household delivery of fund documents

With your consent, Amundi US may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with a Pioneer Fund. If you wish to revoke your consent to this practice, you may do so by notifying Amundi US, by phone or in writing (see “How to contact us”). Amundi US will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

Confirmation statements

The Pioneer Funds’ transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Amundi US combined account statement will be mailed to you each quarter.

Tax information

Early each year, each Pioneer Fund will mail you information about the tax status of the dividends and distributions paid to you by the Pioneer Fund.

Tax information for IRA rollovers

In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the Pioneer Funds’ transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

Privacy

Each Pioneer Fund has a policy designed to protect the privacy of your personal information. A copy of Amundi US’s privacy notice was given to you at the time you opened your account. Each Pioneer Fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Amundi US’s website.

Signature guarantees and other requirements

You are required to obtain a signature guarantee when:

•	Requesting certain types of exchanges or sales of shares of a Pioneer Fund

•	Redeeming shares for which you hold a share certificate

•	Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer Funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. A Pioneer Fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell shares of a Pioneer Fund.

Minimum account size (Applicable to the Successor Fund)

Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each Pioneer Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting a Pioneer Fund by telephone or accessing amundi.com/US during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Amundi US will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access amundi.com/US or reach a Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

Share certificates

The Pioneer Funds do not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies

Each Pioneer Fund and the distributor reserve the right to:

•	reject any purchase or exchange order for any reason, without prior notice

•

charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each Pioneer Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege

•	revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Each Pioneer Fund reserves the right to:

•

charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days’ notice. A Pioneer Fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee

•	close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes (Applicable to the Successor Fund)

Dividends and capital gains

Each Pioneer Fund declares dividends daily. The daily dividends consist of substantially all of a Pioneer Fund’s net income (excluding any net short- and long-term capital gains). You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month.

Each Pioneer Fund generally pays any distribution of net short- and long-term capital gains in November. Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for a fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund shortly before a distribution described in this paragraph, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

Taxes (Applicable to the Successor Fund)

You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from a Pioneer Fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from a Pioneer Fund’s net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from a Pioneer Fund’s net short-term capital gains are generally taxable as ordinary income. Other dividends are generally taxable as ordinary income or, in general, if paid from the Pioneer Fund’s “qualified dividend income” and if certain conditions, including holding period requirements, are met by the Pioneer Fund and the shareholder, as qualified dividend income taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%.

“Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Pioneer Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

A portion of dividends received from the Pioneer Fund (but none of the Pioneer Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations. Since the Pioneer Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of dividends paid by the Pioneer Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to noncorporate shareholders on “qualified dividend income.”

Each Pioneer Fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If a Pioneer Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend you receive as if you received it in the year in which it was declared.

Sales and exchanges generally will be taxable transactions to shareowners. When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the Pioneer Fund shares that you sell or exchange.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

You must provide your social security number or other taxpayer identification number to a Pioneer Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, a Pioneer Fund will apply “backup withholding” tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is currently 24%.

Distributions derived from interest on U.S. government obligations (but generally not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales or exchanges of Pioneer Fund shares. However, in the case of Pioneer Fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales and exchanges of Pioneer Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the Pioneer Fund, or effecting such sales or exchanges.

Plan participants whose retirement plan invests in a Pioneer Fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales or exchanges of Pioneer Fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in a Pioneer Fund. You may also consult the Pioneer Fund’s statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the Pioneer Fund and its shareowners.

FINANCIAL HIGHLIGHTS

The Successor Fund is newly organized and has not yet commenced operations. Accordingly, there are no financial highlights as of the date of this Information Statement/Prospectus.

The financial highlights table helps you understand the Predecessor Fund’s financial performance since inception.

Certain information reflects financial results for a single Pioneer Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in shares of the fund (assuming reinvestment of all dividends and distributions).

The Predecessor Fund’s financial highlights for the period from December 10, 2019 (commencement of operations) to July 31, 2020 has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the Predecessor Fund’s annual report along with the Predecessor Fund’s financial statements.

The Predecessor Fund’s financial highlights for the semi-annual period ended January 31, 2021 are unaudited.

Upon consummation of the Reorganization, the historical performance of the Predecessor Fund will become the Successor Fund’s historical performance.

Financial Highlights

Pioneer Securitized Income Fund

	Six Months Ended 1/31/21 (unaudited)		12/10/19 to 7/31/20*
Net asset value, beginning of period	$8.67		$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.22		$0.28
Net realized and unrealized gain (loss) on investments	1.38		(1.33)
Net increase (decrease) from investment operations	$1.60		$(1.05)
Distributions to shareowners:
Net investment income	$(0.23)		$(0.28)
Net realized gain	(0.16)		—
Total distributions	$(0.39)		$(0.28)
Net increase (decrease) in net asset value	$1.21		$(1.33)
Net asset value, end of period	$9.88		$8.67
Total return (b)	18.78	%(c)	(10.30	)%(c)
Ratio of net expenses to average net assets	0.99	%(d)	0.99	%(d)
Ratio of net investment income (loss) to average net assets	4.77	%(d)	5.06	%(d)
Portfolio turnover rate	31	%(c)	82	%(c)
Net assets, end of period (in thousands)	$20,683		$17,656
Total expenses to average net assets	2.06	%(d)	2.62	%(d)
Net investment income (loss) to average net assets	3.70	%(d)	3.43	%(d)
*	Commenced operations on December 10, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

OWNERSHIP OF SHARES OF THE PIONEER FUNDS

As of the date of this Information Statement/Prospectus, the Successor Fund had not commenced operations.

As of March 30, 2021, the Trustees and officers of the Predecessor Fund owned in the aggregate less than 1% of the outstanding shares of the Predecessor Fund.

The following is a list of the holders of 5% or more of the outstanding shares of the Predecessor Fund as of March 30, 2021.

Record Holder	Share Class	Number of Shares	Percent of Class
Caceis Bank On behalf of its Customers 1-3 Place Valhubert 75013 Paris France	Common Shares	2,068,152.56	98.48%

EXPERTS

The Successor Fund is newly organized and has not yet commenced operations. Accordingly, there are no financial highlights and financial statements as of the date of this Information Statement/Prospectus.

The Predecessor Fund’s financial highlights and financial statements for the period from December 10, 2019 (commencement of operations) to July 31, 2020 have been audited by Ernst  & Young LLP, independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

The Predecessor Fund’s financial highlights for the semi-annual period ended January 31, 2021 are unaudited and are incorporated herein by reference.

AVAILABLE INFORMATION

You can obtain more free information about each Pioneer Fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about a Pioneer Fund, to request copies of a Pioneer Fund’s statement of additional information and shareowner reports, and to make other inquiries.

Visit our website amundi.com/US

Each Pioneer Fund makes available its statement of additional information and shareholder reports, free of charge, on the Pioneer Funds’ website at amundi.com/US. You also may find other information and updates about Amundi US and each Pioneer Fund, including Pioneer Fund performance information, on the Pioneer Funds’ website.

Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Pioneer Fund’s investments. The annual report discusses market conditions and investment strategies that significantly affected each Pioneer Fund’s performance during its last fiscal year.

Statement of additional information. The statement of additional information of each Pioneer Fund provides more detailed information about the funds.

You can also review and copy each Pioneer Fund’s shareholder reports, prospectus and statement of additional information on the Securities and Exchange Commission’s EDGAR database on the Commission’s Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the ___ day of __________ 2021, by and between Pioneer Series Trust IV, a Delaware statutory trust (the “Successor Trust”), on behalf of its series Pioneer Securitized Income Fund (the “Successor Fund”), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Securitized Income Fund, a Delaware statutory trust (the “Predecessor Fund”), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and, solely for purposes of paragraph 9.2 hereof, Amundi Asset Management US, Inc. (“Amundi”). The Successor Fund and the Predecessor Fund are sometimes referred to collectively herein as the “Funds” and individually as a “Fund.”

The reorganization will consist of (1) the transfer of all of the assets of the Predecessor Fund to the Successor Fund solely in exchange for (A) the issuance of Class Y shares of beneficial interest of the Successor Fund (collectively, the “Successor Fund Shares” and each, a “Successor Fund Share”) to the Predecessor Fund, and (B) the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund on the closing date of the reorganization (the “Closing Date”), and (2) the distribution by the Predecessor Fund, on or promptly after the Closing Date as provided herein, of the Successor Fund Shares to the shareholders of the Predecessor Fund in redemption of all outstanding common shares of beneficial interest of the Predecessor Fund (the “Predecessor Fund Shares” and each, a “Predecessor Fund Share”) and in complete liquidation of the Predecessor Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transactions, the “Reorganization”). The Reorganization is intended to constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

WHEREAS, the Predecessor Fund is a closed-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”).

WHEREAS, the Successor Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act.

WHEREAS, the Successor Fund is authorized to issue shares of beneficial interest.

WHEREAS, the Board of Trustees of the Predecessor Fund has determined that the Reorganization is in the best interests of the Predecessor Fund shareholders and is not dilutive of the interests of those shareholders.

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE PREDECESSOR FUND IN EXCHANGE FOR THE SUCCESSOR FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE PREDECESSOR FUND.

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Fund will transfer all of its assets as set forth in Paragraph 1.2 hereof (the “Acquired Assets”) to the Successor Fund, free and clear of all liens and encumbrances and subject to no restrictions on the full transfer thereof (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”)), and the Successor Fund agrees in exchange therefor: (i) to issue to the Predecessor Fund the number of Successor Fund Shares, including fractional Successor Fund Shares, having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Predecessor Fund Shares, as determined in the manner set forth in

Paragraphs 2.1 and 2.2 hereof; and (ii) to assume all of the liabilities and obligations of the Predecessor Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the “Assumed Liabilities”). Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2    (a) The Acquired Assets shall consist of all of the Predecessor Fund’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Predecessor Fund, all other intangible property owned by the Predecessor Fund, originals or copies of or access to all books and records of the Predecessor Fund, and all other assets of the Predecessor Fund on the Closing Date. The Successor Fund shall also be entitled to receive copies of all records that the Predecessor Fund is required to maintain under the Investment Company Act, and the rules of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, or other applicable laws.

(b)    The Predecessor Fund has provided the Successor Fund with a list of all of the Predecessor Fund’s securities and other assets as of the date of execution of this Agreement, and the Successor Fund has provided the Predecessor Fund with a copy of the current fundamental investment policies and restrictions and valuation procedures applicable to the Successor Fund. The Predecessor Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Predecessor Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Successor Fund.

1.3    The Predecessor Fund will use its best efforts to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

1.4    On the Closing Date, the Predecessor Fund shall distribute, in liquidation, all of the Successor Fund Shares received by the Predecessor Fund pursuant to Paragraph 1.1 hereof, pro rata to its shareholders of record, determined as of the close of business on the Valuation Time (as defined in Paragraph 2.1) (the “Predecessor Fund Shareholders”). Each Predecessor Fund Shareholder shall receive the number of full and fractional Successor Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Predecessor Fund Shares held of record by such Predecessor Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Predecessor Fund instructing the Successor Trust to transfer the Successor Fund Shares then credited to the account of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund established and maintained by the Successor Fund’s transfer agent in the names of the Predecessor Fund Shareholders and representing the respective numbers of Successor Fund Shares due to such Predecessor Fund Shareholders. The Predecessor Fund shall promptly provide the Successor Trust with evidence of such liquidation and distribution. All issued and outstanding Predecessor Fund Shares will simultaneously be cancelled on the books of the Predecessor Fund, and the Predecessor Fund will be dissolved. The Successor Fund shall not issue certificates representing the Successor Fund Shares in connection with such exchange.

1.5    Ownership of Successor Fund Shares will be shown on the books of the Successor Fund’s transfer agent. Any certificates representing ownership of Predecessor Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Predecessor Fund Shares.

1.6    Any transfer taxes payable upon issuance of Successor Fund Shares in a name other than the registered holder of the Predecessor Fund Shares on the books of the Predecessor Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.

1.7    Any reporting responsibility of the Predecessor Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Predecessor Fund.

2.	VALUATION

2.1    The NAV per share of Successor Fund Shares and the NAV per share of Predecessor Fund Shares shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (such time and date hereinafter called the “Valuation Time”). Amundi shall compute the NAV of each Successor Fund Share in the manner set forth in the Successor Trust’s Declaration of Trust, or By-Laws, and the Successor Fund’s then-current prospectus and statement of additional information. Amundi shall compute the NAV of the Predecessor Fund in the manner set forth in the Predecessor Fund’s Declaration of Trust or By-Laws, and the Predecessor Fund’s then-current prospectus and statement of additional information. Amundi shall confirm to the Successor Fund the NAV of the Predecessor Fund.

2.2    The number of shares of Successor Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by dividing the NAV of the Predecessor Fund Shares, as determined in accordance with Paragraph 2.1 hereof, by the NAV of the Successor Fund Shares, as determined in accordance with Paragraph 2.1 hereof.

2.3    The Successor Fund and the Predecessor Fund shall cause a copy of their respective valuation reports to be delivered to the other party at the Closing (as defined in Paragraph 3.1). All computations of value shall be made by Amundi or its agents in accordance with its regular practice as pricing agent for the Successor Fund and the Predecessor Fund.

3.	CLOSING AND CLOSING DATE

3.1    The Closing Date shall be [    ], or such earlier or later date as the parties may agree. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed by the parties. The Closing shall be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, or at such other place as the parties may agree.

3.2    Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the “Predecessor Fund Custodian”) as record holder for the Predecessor Fund shall be presented by the Predecessor Fund to Brown Brothers Harriman & Co (the “Successor Fund Custodian”) for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Predecessor Fund to the Successor Fund Custodian for the account of the Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Predecessor Fund Custodian in book-entry form on behalf of the Predecessor Fund shall be delivered by the Predecessor Fund Custodian through the Depository Trust Company to the Successor Fund Custodian and by the Successor Fund Custodian recording the beneficial ownership thereof by the Successor Fund on the Successor Fund Custodian’s records. Any cash balances maintained by the Predecessor Fund Custodian shall be delivered by the Predecessor Fund Custodian transmitting immediately available funds by wire transfer to the Successor Fund Custodian and the Successor Fund Custodian crediting such funds to the account of the Successor Fund.

3.3    The Successor Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets have been delivered in proper form to the Successor Fund on the Closing Date. The Predecessor Fund shall deliver within one business day after the Closing, a certificate of an authorized officer stating that all necessary transfer taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made.

3.4    If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Successor Fund Shares or the Predecessor Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Successor Trust Board with respect to the Successor Fund and the Predecessor Fund Board with respect to the Predecessor Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each party.

3.5 The Predecessor Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and U.S. federal tax withholding and nonresident alien withholding status and certificates of the Predecessor Fund Shareholders (and any certificates reflecting that information) and the number and percentage ownership of outstanding Predecessor Fund Shares owned by each Predecessor Fund Shareholder as of the Valuation Time, certified by the President or Vice President or a Secretary or Assistant Secretary of the Predecessor Fund and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Predecessor Fund Shareholders, (b) provided by the Predecessor Fund’s transfer agent, or (c) derived from the Predecessor Fund’s records by such officers or one of the Predecessor Fund’s service providers. The Successor Fund shall issue and deliver to the Predecessor Fund a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Predecessor Fund that such Successor Fund Shares have been credited to the Predecessor Fund’s account on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES

4.1     Except as set forth on Schedule 4.1 of this Agreement, the Predecessor Fund represents, warrants and covenants to the Successor Fund, as follows:

(a)    The Predecessor Fund is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Predecessor Fund’s shareholders, to perform its obligations under this Agreement. The Predecessor Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Predecessor Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)    The Predecessor Fund is a registered investment company classified as a management company of the closed-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)    The Predecessor Fund is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement will not result in a material violation of, any provision of the Predecessor Fund’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Predecessor Fund to which the Predecessor Fund is a party or by which the Predecessor Fund or any of its assets are bound;

(d)    No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Predecessor Fund or any of the Predecessor Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Predecessor Fund’s business. The Predecessor Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Predecessor Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Successor Fund as the successor to the Predecessor Fund;

(e)    All material contracts or other commitments of the Predecessor Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) will terminate at or prior to the Closing Date and no such termination will result in liability to the Predecessor Fund (or the Successor Fund);

(f)    The Statement of Assets and Liabilities of the Predecessor Fund, and the related Statements of Operations and Changes in Net Assets, and the Schedule of Investments, and the notes thereto, as of and for the fiscal year ended July 31, 2020, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Predecessor Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Predecessor Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Predecessor Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Predecessor Fund has been disclosed or is required to be disclosed in the Predecessor Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Predecessor Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Predecessor Fund that will be required to be disclosed in the Successor Fund’s Form N-CSR after the Closing Date;

(g)    Since the most recent fiscal year end, except as specifically disclosed in the Predecessor Fund’s prospectus, or its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended January 31, 2021, there has not been any material adverse change in the Predecessor Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Predecessor Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), distributions of net investment income and net recognized capital gains, a decline in NAV per Predecessor Fund Share arising out of its normal investment operations or a decline in market values of securities in the Predecessor Fund’s portfolio or a decline in net assets of the Predecessor Fund as a result of redemptions or the discharge of Predecessor Fund liabilities shall not constitute a material adverse change;

(h)    On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Predecessor Fund required by law to have been filed by such date (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Predecessor Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)    For each taxable year of its existence, the Predecessor Fund has had in effect an election to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year of its existence ended before the Closing Date, the Predecessor Fund has satisfied all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been eligible to compute its federal income tax under Section 852 of the Code;

(j)    All issued and outstanding Predecessor Fund Shares are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Predecessor Fund. All of the issued and outstanding Predecessor Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Successor Fund pursuant to Paragraph 3.5 hereof. The Predecessor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Predecessor Fund Shares, nor is there outstanding any security convertible into any Predecessor Fund Shares;

(k) At the Closing Date, the Predecessor Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Successor Fund, and, upon delivery and payment for the Acquired Assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(l)    The Predecessor Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Predecessor Fund’s Board of Trustees, and, subject to the approval of the Predecessor Fund’s shareholders, assuming due authorization, execution and delivery by the Successor Trust, on behalf of the Successor Fund, this Agreement will constitute a valid and binding obligation of the Predecessor Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)    The information to be furnished by the Predecessor Fund to the Successor Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Predecessor Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(n)    The information included in the Successor Fund’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration Statement”) that has been furnished by the Predecessor Fund to the Successor Fund for inclusion in the Registration Statement or information included in the Registration Statement concerning the Predecessor Fund that has been reviewed by the Predecessor Fund, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(o)    Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Predecessor Fund of the transactions contemplated by this Agreement;

(p)    All of the issued and outstanding Predecessor Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Successor Fund;

(q)    The current prospectus and statement of additional information of the Predecessor Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(r)    The Predecessor Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), state “Blue Sky” laws and all other applicable federal and state laws or regulations. The Predecessor Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Predecessor Fund. All advertising and sales material currently used by the Predecessor Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the

Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Predecessor Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(s)    Neither the Predecessor Fund nor, to the knowledge of the Predecessor Fund, any “affiliated person” of the Predecessor Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Predecessor Fund, has any affiliated person of the Predecessor Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(t) The tax representation certificate to be delivered by the Predecessor Fund to Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 7.4 hereof (the “Predecessor Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2    Except as set forth on Schedule 4.2 of this Agreement, the Successor Trust, on behalf of the Successor Fund, represents, warrants and covenants to the Predecessor Fund as follows:

(a)    The Successor Fund is a series of the Successor Trust. The Successor Fund has not commenced operations and will not do so until the Closing. The Successor Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Successor Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Successor Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Successor Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)    The Successor Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)    The Successor Trust’s registration statement on Form N-1A with respect to the Successor Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Successor Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and will not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(d)    The Registration Statement and statement of additional information with respect to the Successor Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the

Registration Statement (other than written information furnished by the Predecessor Fund for inclusion therein or information included therein concerning the Predecessor Fund that has been reviewed by the Predecessor Fund, as covered by the Predecessor Fund’s representation, warranty and covenant in Paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. The Registration Statement (other than information furnished by the Predecessor Fund for inclusion therein or information included therein concerning the Predecessor Fund that has been reviewed by the Predecessor Fund, as covered by the Predecessor Fund’s representation, warranty and covenant in Paragraph 4.1(n) hereof) will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    The Successor Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Successor Fund will not result in a material violation of, any provision of the Declaration of Trust or By-Laws of the Successor Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Successor Fund to which the Successor Trust, on behalf of the Successor Fund is a party or by which the Successor Fund or any of its assets is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Successor Fund or any of the Successor Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Successor Fund’s business. The Successor Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Successor Fund’s business or its ability to consummate the transactions contemplated herein;

(g)    Prior to the Closing, the Successor Fund will issue one share of each class of its shares (each, an “Initial Share”) to an affiliate of the Successor Fund (the “Initial Shareholder”) in exchange for ten dollars ($10.00) per share, for the sole purpose of allowing the Initial Shareholder to approve certain organizational items on behalf of the Successor Fund. The Initial Shares shall be redeemed and cancelled by the Successor Fund in exchange for ten dollars ($10.00) per share prior to the Closing, and the ten dollars ($10.00) per share paid by the Initial Shareholder to the Successor Fund shall have been held by the Successor Fund at all times in a non-interest bearing account.

(h)    The Successor Fund is a newly-formed separate series of the Successor Trust that, immediately after the Reorganization, will be treated as a separate corporation from each other series of the Successor Trust under Section 851(g) of the Code. Prior to the Closing Date, the Successor Fund will have had no assets (other than amounts received by the Successor Fund from the Initial Shareholder in exchange for the Initial Shares), liabilities or operations of any kind;

(i)    The authorized capital of the Successor Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Successor Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Successor Fund Shares to be issued and delivered to the Predecessor Fund for the account of the Predecessor Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares;

(j)    Upon consummation of the Reorganization, all issued and outstanding Successor Fund Shares, including those Successor Fund Shares to be delivered by the Successor Fund in accordance with Paragraph 1.4, will be, legally issued, fully paid and non-assessable and will have been offered for sale and sold in every state or territory in which the Predecessor Fund Shares were offered for sale and sold on the Closing Date in compliance in all material respects with all applicable federal and state securities laws;

(k)    The Successor Trust has the trust power and authority, on behalf of the Successor Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Successor Trust’s Board of Trustees, and, assuming due authorization, execution and delivery by the Predecessor Fund, this Agreement will constitute a valid and binding obligation of the Successor Trust, on behalf of the Successor Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(l)    The information to be furnished in writing by the Successor Trust, on behalf of the Successor Fund, for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(m)    No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Successor Trust or the Successor Fund, except for the registration of the Successor Fund Shares under the Securities Act and the Investment Company Act;

(n)    Neither the Successor Fund nor, to the knowledge of the Successor Fund, any “affiliated person” of the Successor Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Successor Fund, has any affiliated person of the Successor Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(o)    The tax representation certificate to be delivered by the Successor Trust, on behalf of the Successor Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 6.3 hereof (the “Successor Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.	COVENANTS

The Predecessor Fund and the Successor Fund, respectively, hereby further covenant as follows:

5.1    The Predecessor Fund will operate its business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2    The Predecessor Fund will obtain the written approval of this Agreement by the shareholder holding a majority of shares of the Predecessor Fund constituting approval by the requisite vote of the Predecessor Fund’s shareholders of the Agreement and the transactions contemplated herein, in accordance with the provisions of the Predecessor Fund’s Declaration of Trust and By-Laws.

5.3    The Successor Fund will promptly prepare and file with the Commission the Registration Statement. The Predecessor Fund will provide the Successor Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act and the Investment Company Act.

5.4    The Predecessor Fund covenants that the Successor Fund Shares to be issued hereunder are not being acquired by the Predecessor Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Predecessor Fund will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requires concerning the beneficial ownership of the Predecessor Fund Shares.

5.6    Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.7    The Predecessor Fund shall furnish to the Successor Fund on the business day immediately following the Closing Date a statement of assets and liabilities of the Predecessor Fund as of the Closing Date (“Statement of Assets and Liabilities”) setting forth the NAV (as computed pursuant to Paragraph 2.1 hereof) of the Predecessor Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Predecessor Fund’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Predecessor Fund shall furnish to the Successor Fund, in such form as is reasonably satisfactory to the Successor Fund, a statement of the earnings and profits of the Predecessor Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Successor Fund under the Code, and which statement will be certified by the Treasurer of the Predecessor Fund.

5.8    Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Predecessor Fund, in the Predecessor Fund Tax Representation Certificate and, with respect to the Successor Fund, in the Successor Fund Tax Representation Certificate.

5.9    Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code, and shall not take any action or position inconsistent with such treatment.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR FUND

The obligations of the Predecessor Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Predecessor Fund in writing:

6.1    All representations and warranties by the Successor Trust, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2    The Successor Trust shall have delivered to the Predecessor Fund on the Closing Date a certificate of the Successor Trust on behalf of the Successor Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Predecessor Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Successor Trust made in this Agreement on behalf of the Successor Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as the Predecessor Fund shall reasonably request;

6.3    The Successor Trust, on behalf of the Successor Fund, shall have delivered to the Predecessor Fund and Morgan, Lewis & Bockius LLP a Successor Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Successor Trust, concerning certain tax-related matters; and

6.4    With respect to the Successor Fund, the Board of Trustees of the Successor Trust shall have determined that the Reorganization is in the best interests of the Successor Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND

The obligations of the Successor Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Predecessor Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Successor Fund in writing:

7.1    All representations and warranties of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2    The Predecessor Fund shall have delivered to the Successor Fund on the business day immediately following the Closing Date the Statement of Assets and Liabilities of the Predecessor Fund pursuant to Paragraph 5.7 hereof, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Predecessor Fund’s Treasurer or Assistant Treasurer;

7.3    The Predecessor Fund shall have delivered to the Successor Trust on the Closing Date a certificate of the Predecessor Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Successor Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Predecessor Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 has been met, and as to such other matters as the Successor Trust shall reasonably request;

7.4    The Predecessor Fund shall have delivered to Morgan, Lewis & Bockius LLP a Predecessor Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Predecessor Fund, concerning certain tax-related matters; and

7.5    The Board of Trustees of the Predecessor Fund shall have determined that the Reorganization is in the best interests of the Predecessor Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.	FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Predecessor Fund’s shareholders in accordance with the provisions of the Predecessor Fund’s Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Predecessor Fund’s shareholders shall have been delivered by the Predecessor Fund to the Successor Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4    The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

8.5    The parties shall have received an opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, qualifications, assumptions and representations, and upon certifications contained in the Successor Fund Tax Representation Certificate and the Predecessor Fund Tax Representation Certificate, for federal income tax purposes: (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Predecessor Fund and the Successor Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Predecessor Fund upon the transfer of all the Acquired Assets to the Successor Fund in the Reorganization solely in exchange for the Successor Fund Shares and the assumption by the Successor Trust, on behalf of the Successor Fund, of the Assumed Liabilities, or upon the distribution of the Successor Fund Shares to the Predecessor Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Acquired Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (iii) the tax basis in the hands of the Successor Fund of each Acquired Asset transferred in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Predecessor Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Predecessor Fund on the transfer; (iv) the holding period in the hands of the Successor Fund of each Acquired Asset transferred from the Predecessor Fund to the Successor Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Predecessor Fund’s holding period for such Acquired Asset (except where investment activities of the Successor Fund have the effect of reducing or eliminating the holding period with respect to an Acquired Asset); (v) no gain or loss will be recognized by the Successor Fund upon its receipt of all the Acquired Assets solely in exchange for Successor Fund Shares and the assumption by the Successor Trust, on behalf of the Successor Fund, of all the Assumed Liabilities as part of the Reorganization; (vi) no gain or loss will be recognized by the Predecessor Fund Shareholders upon the exchange of their Predecessor Fund Shares solely for Successor Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Successor Fund Shares that each Predecessor Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Predecessor Fund Shares exchanged therefor; (viii) each Predecessor Fund Shareholder’s holding period for the Successor Fund Shares received in the Reorganization will include the Predecessor Fund Shareholder’s holding period for the Predecessor Fund Shares exchanged therefor, provided that the Predecessor Fund Shareholder held such Predecessor Fund Shares as capital assets on the date of the exchange; and (ix) the taxable year of the Predecessor Fund will not end as a result of the Reorganization. Notwithstanding anything in this Agreement to the contrary, neither the Predecessor Fund nor the Successor Fund may waive the condition set forth in this Paragraph 8.5.

9.	BROKERAGE FEES

9.1    Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2    Amundi will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the registration statement on Form N-14). The Predecessor Fund agrees to pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the registration statement on Form N-14). Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in such party’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either Fund or on either Fund’s shareholders.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES; UNDERTAKING

10.1    The Successor Trust and the Predecessor Fund each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1, 4.2 or Section 5 hereof and that this Agreement constitutes the entire agreement between the parties with respect to the matters covered by this Agreement.

10.2    The covenants to be performed after the Closing by both the Successor Trust and the Predecessor Fund shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11.	TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of the Successor Trust and the Predecessor Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a)    by resolution of the Successor Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Successor Fund’s shareholders; or

(b)    by resolution of the Predecessor Fund’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Predecessor Fund’s shareholders.

11.2    In the event of any such termination, there shall be no liability for damages on the part of the Successor Fund, the Successor Trust or the Predecessor Fund, or the trustees or officers of the Predecessor Fund, or the Successor Trust, but, subject to Paragraph 9.2 hereof, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Fund and the Successor Trust; provided, however, that following the approval of this Agreement by the requisite vote of the Predecessor Fund’s shareholders in accordance with the provisions of the Predecessor Fund’s Declaration of Trust and By-Laws, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Successor Fund Shares to be received by the Predecessor Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Paragraph 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Predecessor Fund and the Successor Trust at 60 State Street, Boston Massachusetts 02109.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1    The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3    This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 § 2708; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	Pioneer Series Trust IV, on behalf of its series, Pioneer Securitized Income Fund

By: Name: Title:	By: Name: Title:

Attest:	Pioneer Securitized Income Fund

By: Name: Title:	By: Name: Title:

Attest:	Solely for purposes of paragraph 9.2 of the Agreement: Amundi Asset Management US, Inc.

By: Name: Title:	By: Name: Title:

Schedule 4.1

Schedule 4.2

PIONEER SECURITIZED INCOME FUND

a series of Pioneer Series Trust IV

60 State Street

Boston, Massachusetts 02109

Statement of Additional Information

[                ], 2021

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the related combined Information Statement and Prospectus (also dated [    ], 2021) issued in connection with the reorganization of Pioneer Securitized Income Fund, a continuously offered, closed-end interval fund (“Predecessor Fund”), with and into a new open-end mutual fund of Pioneer Series Trust IV also called Pioneer Securitized Income Fund (the “Successor Fund” or the “Fund”). In the reorganization, Class Y shares of the Successor Fund will be issued in exchange for shares of the Predecessor Fund. Please retain this Statement of Additional Information for further reference.

The combined Information Statement and Prospectus is available to you from Amundi Asset Management US, Inc. free of charge by calling 1-800-225-6292.

SAI–1

Contents

1.	Introduction	SAI–3

2.	Documents Incorporated by Reference	SAI–3

3.	Pro Forma Financial Statements	SAI–3

4.	Additional Information About the Successor Fund	SAI–3

5.	Investment policies, risks and restrictions	SAI–3

6.	Trustees and officers	SAI–47

7.	Investment adviser	SAI–59

8.	Principal underwriter	SAI–61

9.	Shareholder servicing/transfer agent	SAI–62

10.	Custodian and sub-administrator	SAI–62

11.	Independent registered public accounting firm	SAI–63

12.	Portfolio management	SAI–63

13.	Portfolio transactions	SAI–67

14.	Description of shares	SAI–68

15.	Sales charges	SAI–71

16.	Redeeming shares	SAI–74

17.	Telephone and online transactions	SAI–75

18.	Pricing of shares	SAI–76

19.	Tax status	SAI–77

20.	Annual fee, expense and other information	SAI–86

21.	Appendix A — Description of short-term debt, corporate bond and preferred stock ratings	SAI–90

22.	Appendix B — Proxy voting policies and procedures	SAI–94

SAI–2

1. Introduction

This Statement of Additional Information (the “SAI”) is intended to supplement the information provided in an Information Statement and Prospectus dated [    ], 2021 (the “Information Statement and Prospectus”) relating to the reorganization of Pioneer Securitized Income Fund, a continuously offered, closed-end interval fund (“Predecessor Fund”) with and into Pioneer Securitized Income Fund, a newly-organized open-end fund that is a series of Pioneer Series Trust IV (the “Successor Fund” or the “Fund”). The Successor Fund has been created for purposes of the Reorganization and will not commence operations until the date of the Reorganization. In this Reorganization, common shares of the Predecessor Fund will be exchanged on a tax-free basis for Class Y shares of the Successor Fund with an equal aggregate net asset value. This SAI relates only to Class Y shares of the Successor Fund. Please retain this SAI for further reference.

2. Documents Incorporated by Reference

The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

a.

Predecessor Fund’s SAI dated December 1, 2020, as supplemented (File Nos. 333-233370 and 811-23465), as filed with the Securities and Exchange Commission on November 24, 2020 (Accession No. 0001193125-20-302562) is incorporated herein by reference.

b.

Predecessor Fund’s Annual Report for the fiscal year ended July 31, 2020 (File No. 811-23465), as filed with the Securities and Exchange Commission on October 9, 2020 (Accession No. 0001821268-20-000085) is incorporated herein by reference.

c.

Predecessor Fund’s Semi-Annual Report for the fiscal period ended January 31, 2021 (File No. 811-23465), as filed with the Securities and Exchange Commission on April 6, 2021 (Accession No. 0001821268-21-000117) is incorporated herein by reference.

3. Pro Forma Financial Statements

Pro forma financial information has not been prepared for the Reorganization of the Predecessor Fund into the Successor Fund because the Successor Fund is a newly-organized fund and does not have any assets or liabilities as of the date hereof.

4. Additional Information About the Successor Fund

The Successor Fund is a newly organized series of Pioneer Series Trust IV (the “Trust”). The Successor Fund is an open-end, non-diversified management investment company. The Trust was organized as a Delaware statutory trust on June 28, 2005. Amundi Asset Management US, Inc. (“Amundi US”) is the Fund’s investment adviser.

5. Investment policies, risks and restrictions

The Fund’s prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund’s prospectus and provides additional information on the Fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies.

SAI–3

Debt securities and related investments

Debt securities rating information

Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. The Fund may invest in debt securities rated “D” or better, or comparable unrated securities as determined by Amundi US.

Below investment grade debt securities or comparable unrated securities are commonly referred to as high yield bonds or “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments. Such securities may also be impacted by the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with high yield debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

High yield and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, high yield securities generally involve greater risks of loss of income and principal than higher rated securities.

SAI–4

For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of the Fund’s portfolio securities, Amundi US will consider if any action is appropriate in light of the Fund’s investment objective and policies.

U.S. government securities

U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible debt securities

The Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail

SAI–5

less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.

A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the Fund.

Municipal obligations

The Fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The Fund’s distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Mortgage-backed securities

The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of

SAI–6

increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

SAI–7

If the Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Guaranteed mortgage pass-through securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Amundi US determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-class pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

SAI–8

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped mortgage-backed securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Amundi US may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other risk factors associated with mortgage-backed securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

SAI–9

Asset-backed securities

The Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.

The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than

SAI–10

its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Subordinated securities

The Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured securities

The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating rate loans

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

SAI–11

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The Fund may invest in loans in different ways. The Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct investment in loans. It can be advantageous to the Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in an assignment of, or a participation interest in, a loan, the Fund may pay a fee or forgo a portion of the interest payment. Consequently, the Fund’s return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire participation interests from the financial institution or from another investor. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Other information about floating rate loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally

SAI–12

subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.

In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless the Fund has direct recourse against the borrower, the Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

SAI–13

From time to time, Amundi US and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

Reorganizational financings. The Fund may invest in restructurings and similar financings, including debtor-in-possession financings (commonly called “DIP financings”). In such transactions, the borrower may be assuming large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings provide senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the Bankruptcy Code. In such event, the Fund’s only recourse will be against the property securing the DIP financing.

Inverse floating rate securities

The Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Auction rate securities

The Fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities generally adjusts to a maximum rate specified in the issuer’s offering or charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Broker-dealers may try to facilitate secondary trading in auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, nearly all such auctions have failed, significantly affecting the liquidity of auction rate securities. Holders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities are highly speculative. With respect to auction rate securities issued by a closed-end fund, the Fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the Fund.

Insurance-linked securities

The Fund may invest in insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time

SAI–14

period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated below investment grade or may be unrated. Securities rated BB or lower are considered to be below investment grade. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.

In addition to event-linked bonds, the Fund also may invest in other insurance-linked securities, including notes or preferred shares issued by special purpose vehicles structured to comprise a portion of an reinsurer’s or insurer’s catastrophe-oriented business, known as sidecars, or to provide reinsurance to reinsurers or insurers, known as collateralized reinsurance (“Reinsurance Notes”). An investor in Reinsurance Notes participates in the premiums and losses associated with underlying reinsurance contracts. Reinsurance Notes are subject to the same risks discussed herein for event-linked bonds. In addition, because Reinsurance Notes represent an interest in underlying reinsurance contracts, the Fund has limited transparency into the underlying insurance policies and therefore must rely upon the risk assessment and sound underwriting practices of the reinsurer and/or insurer. Accordingly, it may be more difficult for the investment adviser to fully evaluate the underlying risk profile of the Fund’s investment in Reinsurance Notes and therefore place the Fund’s assets at greater risk of loss than if the adviser had more complete information. The lack of transparency may also make the valuation of Reinsurance Notes more difficult and potentially result in mispricing that could result in losses to the Fund. Reinsurance Notes are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the notes to verify that the trigger event did occur or to process and audit insurance claims. In certain circumstances, the extension may exceed two years.

Event-linked bonds and other insurance-linked securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds and other insurance-linked securities is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

SAI–15

Event-linked swaps

The Fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Zero coupon, pay-in-kind, deferred and contingent payment securities

The Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the Fund may receive no interest.

Inflation-protected fixed income securities

The Fund may invest in inflation-linked fixed income securities, including Treasury Inflation Protected Securities (“TIPS”) issued by the U.S. government, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code.

If the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

SAI–16

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

When-issued and delayed delivery securities

The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the Fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the Fund’s obligations. See “Asset Segregation.”

Non-U.S. investments

Equity securities of non-U.S. issuers

The Fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.

Debt obligations of non-U.S. governments

The Fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty, the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar instruments and Samurai and Yankee bonds. The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the

SAI–17

United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in emerging markets. The Fund may invest in securities of corporate and governmental issuers in countries with emerging economies or securities markets. The Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index. The Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the Fund may invest in unquoted securities of emerging market issuers.

Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Amundi US to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

SAI–18

Economic, political and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Fund could lose its entire investment in that country.

Sanctions or other government actions against a foreign nation could negatively impact the Fund’s investments in securities that have exposure to that nation.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund’s operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly

SAI–19

referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

Withholding and other taxes. The Fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the Fund’s investments in such countries. These taxes may reduce the return achieved by the Fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Foreign currency transactions

The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

SAI–20

The Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Amundi US.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Amundi US determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The Fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the Fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the Fund. For example, where the Fund’s security selection has resulted in an overweight or underweight exposure to a particular currency relative to the Fund’s benchmark, the Fund may seek to adjust currency exposure using forward currency exchange contracts.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

While the Fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

SAI–21

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

If the Fund enters into a forward contract to purchase foreign currency, the custodian or Amundi US will segregate liquid assets. See “Asset Segregation.”

Options on foreign currencies

The Fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund’s securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, if the Fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the Fund.

Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on

SAI–22

the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash or liquid securities. See “Asset Segregation.”

The Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The Fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Amundi US determines that there is a pattern of correlation between that currency and the U.S. dollar.

The Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.

Natural disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the Fund invests to conduct their businesses, and thus on the investments made by the Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity issues

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Fund’s service providers regularly experience such attempts, and expect they will continue to do so. The Fund is unable to predict how any such attempt, if successful, may affect the Fund and its shareholders. While the Fund’s adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman, the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi US exercises control. Each of

SAI–23

these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi US or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

Investment company securities and real estate investment trusts

Other investment companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects the Fund to the risks of investing in the underlying securities held by those investment companies. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Exchange traded funds

The Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the Fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term

SAI–24

return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the Fund. An ETF’s use of these techniques will make the Fund’s investment in the ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than the principal amount invested in the ETF).

Real estate investment trusts (“REITs”)

The Fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:

•	The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

•

Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments

•

The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

•	A REIT in the Fund’s portfolio is, or is perceived by the market to be, poorly managed

•	If the Fund’s real estate related investments are concentrated in one geographic area or property type, the Fund will be particularly subject to the risks associated with that area or property type

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Such indirect expenses are not reflected in the fee table or expense example in the Fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash

SAI–25

flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

Derivative instruments

Derivatives

The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Using derivatives exposes the Fund to additional risks and may increase the volatility of the Fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the Fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of the Fund’s other investments or do not correlate well with the underlying assets, rate or index, the Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the Fund if it cannot sell or terminate the derivative at an advantageous time or price. The Fund also may have to sell assets at inopportune times to satisfy its obligations. The Fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the Fund for a variety of reasons.

SAI–26

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and, to the extent the Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. In 2020, the Securities and Exchange Commission (the “SEC”) adopted a new rule regarding derivatives and their usage. It is impossible to fully predict the effects of the new rule, but the effects could be substantial and adverse. Additional regulation could, among other things, make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. Such regulation may limit or prevent the fund from using derivatives as part of its investment strategy and could ultimately prevent the fund from being able to achieve its investment goals. Limitations or restrictions applicable to the counterparties with which the fund engages in derivative transactions could also prevent the Fund from using derivatives or affect pricing or other factors relating to derivatives or may change the availability of certain investments.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the Commodity Futures Trading Commission (the “CFTC”) to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since

SAI–27

investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

The Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The Fund’s ability to use derivatives may be limited by tax considerations.

Options on securities and securities indices

The Fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing call and put options on securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The Fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund has no control over when it may be required to purchase the underlying securities. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option.

The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

SAI–28

Call and put options written by the Fund will also be considered to be covered to the extent that the Fund’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

Writing call and put options on securities indices. The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” the Fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Purchasing call and put options. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

SAI–29

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Amundi US. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Amundi US to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures contracts and options on futures contracts

The Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign

SAI–30

currencies and other financial instruments and indices. The Fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. The Fund may invest in futures and options based on credit derivative contracts on baskets or indices of securities, such as CDX. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the U.S. on exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s securities. Similarly, the Fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Amundi US, there is a sufficient degree of correlation between price trends for the Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Amundi US will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

SAI–31

On other occasions, the Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on futures contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other considerations regarding futures contracts. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

SAI–32

Interest rate swaps, collars, caps and floors

In order to hedge the value of the portfolio against interest rate fluctuations or to enhance the Fund’s income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account by the Fund’s custodian.

The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Fund’s adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown

SAI–33

substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit the Fund’s ability to engage in interest rate swaps.

Foreign currency swaps

Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the “counterparty”) of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Fund’s adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by the Fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of the Fund’s right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Fund is unable to recover damages from the defaulting counterparty.

Cross currency interest rate swap agreements

Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which the Fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.

Financial futures and options transactions

Amundi US has claimed an exclusion from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, Amundi US will not, with respect to its management of the Fund, be subject to registration or regulation as a commodity pool operator.

Under this exemption, the Fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the Fund may have to these instruments through investments in other funds. Amundi US may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, the Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

SAI–34

Credit default swap agreements

The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified events of default, or “credit events,” on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the Fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the Fund, as the seller, must pay the buyer the full notional value of the reference obligation. The Fund, as the seller, would be entitled to receive the reference obligation. Alternatively, the Fund may be required to make a cash settlement payment, where the reference obligation is received by the Fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund as seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

The Fund may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices. The individual credits underlying credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as investment grade, below investment grade and emerging markets. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. Investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps.

Credit-linked notes

The Fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

SAI–35

Total return swaps, caps, floors and collars

The Fund may enter into total return swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Total return swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on the change in market value of a specified security, basket of securities or benchmark. The Fund may invest in swaps based on VIX futures contracts. The VIX is an index of market sentiment derived from S&P 500 Index option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. The purchase of a cap entitles the purchaser, to the extent that the market value of a specified security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that the market value of a specified security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in total return swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Amundi US is incorrect in its forecast of market values, these investments could negatively impact the Fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other securities.

Exchange traded notes

The Fund may invest in exchange traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, the Fund’s potential loss is limited to the amount actually invested in the ETN.

The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. The Fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.

SAI–36

Equity securities and related investments

Investments in equity securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Warrants and stock purchase rights

The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred shares

The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

SAI–37

Other investments and investment techniques

Short-term investments

For temporary defensive or cash management purposes, the Fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the Fund’s restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Amundi US to be of equivalent credit quality, the Fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Illiquid securities

The Fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the Fund’s illiquid securities exceeds this percentage limitation, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to the Fund’s liquidity risk management program. The inability of the Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund’s ability to raise cash for redemptions or other purposes. If the Fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase agreements

The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. A repurchase agreement may be considered a loan by the Fund collateralized by securities. Under the direction of the Board of Trustees, Amundi US reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the Fund’s ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.

SAI–38

Reverse repurchase agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. To the extent the Fund covers its commitments under reverse repurchase agreements by the segregation of liquid assets or by otherwise covering its obligations under these instruments, they will not be considered “senior securities” under the 1940 Act and thus not be subject to the 300% asset coverage requirement applicable to forms of indebtedness used by the Fund. See “Asset Segregation.”

Short sales against the box

The Fund may sell securities “short against the box.” A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The Fund may engage in short sales of securities only against the box.

If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.

Dollar rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of dollar rolls will depend upon Amundi US’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

SAI–39

Asset segregation

The 1940 Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Amundi US will segregate liquid assets in an amount required to comply with the 1940 Act. To the extent the Fund sells or writes credit default swaps or event-linked swaps, the Fund segregates liquid assets at least equal to the full notional value of such credit default swaps or event-linked swaps. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. In some instances a Fund may “cover” its obligation using other methods to the extent permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.

Portfolio turnover

It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders.

Lending of portfolio securities

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Amundi US to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the Fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The Fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the Fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the Fund in connection with loans of securities are not reflected in the fee table or expense example in the Fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the Fund may take a loss on the loan. Where the Fund receives securities as collateral, the Fund will earn no income on the collateral, but will earn a fee from the borrower. The Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the Fund’s Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the Fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the Fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. The Fund will lend portfolio securities only to firms that have been approved in advance by Amundi US, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the Fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund’s total assets. The Fund did not engage in securities lending activity during the most recent fiscal year.

SAI–40

Interfund lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business days’ notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

Disclosure of portfolio holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds’ portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Amundi US may manage other separate accounts and unregistered

SAI–41

products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Amundi US have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Amundi US will make a fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Amundi US normally will publish a fund’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain funds). Such information shall be made available on the funds’ website (amundi.com/us) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Amundi US generally makes publicly available information regarding a fund’s top twenty-five holdings (including the percentage of a fund’s assets represented by each security) within ten (10) business days after the end of each calendar month.

Amundi US may provide a fund’s full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund’s shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Amundi US’s compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.

Currently, Amundi US, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund’s full portfolio holdings or other information prior to the date such information is made public: Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials, as needed to evaluate Pioneer funds); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); Commonwealth Financial Network (within 30 days after month end for risk analysis on funds on behalf of their clients); Hartford Retirement Services, LLC (as needed for risk analysis on funds on behalf of their clients); Transamerica Life Insurance Company (as needed for performance and risk analysis on funds on behalf of their clients); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); DBRS Limited (as needed in order to evaluate and select NRSROs); Wells Fargo Advisors (as needed for risk analysis on funds on behalf of their clients and product review); and Capital Market Consultants (as needed to complete quarterly due diligence research).

SAI–42

Compliance with the funds’ portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Amundi US in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the Fund’s statement of additional information.

The funds’ full portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Amundi US, the funds’ custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality and duties not to trade on non-public information arising under law or contract that provide an adequate safeguard for such information. None of Amundi US, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund’s full portfolio holdings information.

In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-PORT. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Portfolio holdings information on Form N-PORT is filed with the SEC within sixty (60) days after the end of a fund’s first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund’s annual or semi-annual report, as applicable.

Investment restrictions

Fundamental investment policies

The Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of:

(1)	67% or more of the shares represented at a meeting, if the holders of more than 50% of the out-standing shares are present in person or by proxy; or

(2)	more than 50% of the outstanding shares of the Fund.

The	Fund’s fundamental policies are as follows:

(1)

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2)

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3)

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

SAI–43

(4)

The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5)

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6)

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7)

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund will concentrate in mortgage-related securities.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the Fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund’s policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the

SAI–44

judgment of the Fund’s Board and Amundi US regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks

SAI–45

or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in securities of the U.S. government and its agencies or instrumentalities and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications. As of the date of the SAI, the Fund relies primarily on the Bloomberg L.P. (“Bloomberg”) classifications, and, with respect to securities for which no industry classification under Bloomberg is available or for which the Bloomberg classification is determined not to

SAI–46

be appropriate, the Fund may use industry classifications published by another source, which, as of the date of the SAI, is MSCI Global Industry Classification Standard. As of the date of the SAI, the Fund’s adviser may assign an industry classification for an exchange-traded fund in which the Fund invests based on the constituents of the index on which the exchange-traded fund is based. The Fund may change any source used for determining industry classifications without shareholder approval.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-fundamental investment policy

The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.

The Fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the Fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the Fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the Fund in reliance on Section 12(d)(1)(G). The Fund has adopted this non-fundamental policy in order that the Fund may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of Pioneer Asset Allocation Trust do not invest in the Fund, then this non-fundamental restriction will not apply.

In addition, the Fund’s investment objective is non-fundamental and it and the Fund’s non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.

Non-Diversification

The Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. As a consequence, a non-diversified fund is subject to greater risk than a diversified fund. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the Fund’s total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the Fund may change its classification from non-diversified to diversified without shareholder approval.

6. Trustees and officers

The Trustees and officers of the Trust are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

SAI–47

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Independent Trustees:
Thomas J. Perna (70) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)

John E. Baumgardner, Jr. (70)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)

Diane Durnin (64) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director — Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None

Benjamin M. Friedman (76) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 — 2008)

Craig C. MacKay (58) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (investment banking and advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 –2003)	Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (investment company) (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co-Chairman and Chief

SAI–48

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – present); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)

Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President Corporate Finance and Treasury Group, Citibank, N.A.(1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None

Marguerite A. Piret (72) Trustee	Trustee since 1995. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)

SAI–49

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Fred J. Ricciardi (74) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None

SAI–50

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Interested Trustees:
Lisa M. Jones (59)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal

Director, CEO and President of

Amundi US, Inc. (investment

management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)

None

Kenneth J. Taubes (62)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None

SAI–51

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Fund Officers:
Christopher J. Kelley (56) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None

Carol B. Hannigan (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Fund Governance Director of Amundi US since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Amundi US from December 2003 to November 2006; and Senior Paralegal of Amundi US from January 2000 to November 2003	None

Thomas Reyes (58) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None

Mark E. Bradley (61) Treasurer and Chief Financial and Accounting Officer	Since 2008. Serves at the discretion of the Board	Vice President – Fund Treasury of Amundi US; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Amundi US from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008	None

Anthony J. Koenig, Jr. (57) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Senior Vice President – Fund Treasury of Amundi US; Assistant Treasurer of all of the Pioneer Funds since January 2021; Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None

Luis I. Presutti (55) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None

Gary Sullivan (62) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None

Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 — 2020	None

SAI–52

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
John Malone (50) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014	None

Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2006. Serves at the discretion of the Board	Vice President – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

*	Mr. Baumgardner if Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Board committees

The Board of Trustees is responsible for overseeing the Fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year of the Trust, the Board of Trustees held 1 meetings. Each Trustee attended at least 75% of such meetings.

The Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Ms. Jones and Mr. Taubes, their association with Amundi US. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all part of the Pioneer Funds complex, and has substantial experience protecting fund shareholders’ interests. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Charter of the Fund’s Governance and Nominating Committee Charter. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Fund’s business as a Trustee also are considered.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company

SAI–53

board experience; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; Ms. Jones, investment management experience as an executive and leadership roles with Amundi US and its affiliates; and Mr. Taubes, portfolio management experience and leadership roles with Amundi US. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

The Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and Fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from Fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.

During the most recent fiscal year of the Trust, the Independent Trustees, Audit, Governance and Nominating, Policy Administration, and Valuation Committees held 5, 4, 8, 3 and 3 meetings, respectively.

Independent Trustees Committee

John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the Fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

SAI–54

Audit Committee

Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Fund, oversees the quality and integrity of the Fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the Fund’s accounting firm and all permissible non-audit services provided by the Fund’s accounting firm to Amundi US and any affiliated service providers of the Fund if the engagement relates directly to the Fund’s operations and financial reporting.

Governance and Nominating Committee

John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

The Governance and Nominating Committee considers governance matters affecting the Board and the Fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve diversity of the Board of Trustees with respect to attributes such as race, ethnicity, gender, cultural background, skills and professional experience when reviewing candidates for any Board vacancies. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

•	whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

•

whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Fund and whether the person is willing and able to contribute positively to the decision-making process of the Fund;

SAI–55

•

whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Fund and the responsibilities of a trustee of an investment company;

•

whether the person has the ability to understand the sometimes conflicting interests in respect of the Fund, including those of shareholders and the management company, and to act in the interests of shareholders;

•

whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and

•	that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the Fund’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the Fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.

Policy Administration Committee

Thomas J. Perna (Chair), John E. Baumgardner Jr. and Marguerite A. Piret.

The Policy Administration Committee, among other things, oversees and monitors the Fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Fund’s policies and procedures.

Valuation Committee

Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Marguerite A. Piret (Chair), and Fred J. Ricciardi.

The Valuation Committee, among other things, determines with Amundi US the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the Fund’s valuation procedures.

Oversight of risk management

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the Fund, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on

SAI–56

Amundi US and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the Fund, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other Fund service providers.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.

Most of the Fund’s investment management and business operations are carried out by or through Amundi US, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the Fund’s service providers could have a material adverse effect on the Fund and its shareholders.

Under the overall supervision of the Board or the applicable committee of the Board, Amundi US and the affiliates of Amundi US, or other service providers to the Fund, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and Amundi US’s chief compliance officer and Amundi US’s chief risk officer and director of internal audit, as well as various personnel of Amundi US and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Fund or Amundi US and its affiliates or other service providers. Because most of the Fund’s operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

It is important to note that the Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Compensation of officers and trustees

The Pioneer Funds, including the Fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information — Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

•	each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

•	the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund’s net assets.

SAI–57

•

the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Amundi US reimburses these funds for the fees paid to the Interested Trustees.

Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for their services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation.

See “Compensation of Officers and Trustees” in “Annual Fee, Expense and Other Information.”

Sales loads

The Fund offers its shares to Trustees and officers of the Fund and employees of Amundi US and its affiliates without a sales charge in order to encourage investment in the Fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the Fund, brokers or other intermediaries.

Other information

The Agreement and Declaration of Trust provides that no Trustee, officer or employee of the Fund shall be liable to the Fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Agreement and Declaration of Trust requires the Fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Agreement and Declaration of Trust extends to Trustees, officers and employees of the Fund the full protection from liability that the law allows.

Material Relationships of the Independent Trustees

Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Pioneer Funds was approximately $631,977 and $752,913 in each of 2019 and 2020.

Share ownership

See “Annual Fee, Expense and Other Information” for information on the ownership of Fund shares by the Trustees, the Fund’s officers and owners in excess of 5% of any class of shares of the Fund and a table indicating the value of shares that each Trustee beneficially owns in the Fund and in all the Pioneer Funds.

Proxy voting policies

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available to shareowners without charge at https://amundi.com/us and on the SEC’s website at https://www.sec.gov. The Fund’s proxy voting policies and procedures are attached as “Appendix B.”

SAI–58

7. Investment adviser

The Fund has entered into a management agreement (hereinafter, the “management contract”) with Amundi US pursuant to which Amundi US acts as the Fund’s investment adviser. Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Prior to January 1, 2021, Amundi US was known as Amundi Pioneer Asset Management, Inc.

Amundi is controlled by Credit Agricole S.A., a French credit institution. Credit Agricole S.A. holds approximately 70% of Amundi’s share capital. The remaining shares of Amundi are held by institutional and retail investors.

Certain Trustees or officers of the Fund are also directors and/or officers of certain of Amundi’s subsidiaries (see management biographies above). Amundi US has entered into participating affiliate agreements with certain of its affiliates, including Amundi and certain subsidiaries of Amundi, pursuant to which these affiliates provide services, including investment management and trading services, to Amundi US.

As the Fund’s investment adviser, Amundi US provides the Fund with investment research, advice and supervision and furnishes an investment program for the Fund consistent with the Fund’s investment objective and policies, subject to the supervision of the Fund’s Trustees. Amundi US determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund’s securities transactions, and reports to the Trustees on the Fund’s investments and performance.

The management contract will continue in effect for an initial two year period, and thereafter shall continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the Fund or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the Fund, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The management contract may be terminated without penalty by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ nor less than 30 days’ written notice to Amundi US, or by Amundi US on not less than 90 days’ written notice to the Fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Amundi US. The management contract is not assignable by the Fund except with the consent of Amundi US.

The Trustees’ approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Amundi US assumes no responsibility other than to render the services called for under the management contract, in good faith, and Amundi US will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the Fund. Amundi US, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Amundi US to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Amundi US is not responsible for any of the Fund’s ordinary and extraordinary expenses.

SAI–59

Advisory fee

As compensation for its management services and expenses incurred, the Fund pays Amundi US a fee at the annual rate of 0.55% of the Fund’s average daily net assets up to $1 billion and 0.50% of the Fund’s average daily net assets over $1 billion. This fee is computed and accrued daily and paid monthly.

See the table in Annual Fee, Expense and Other Information for the management fees paid to Amundi US by the Predecessor Fund during recently completed fiscal years.

Expense limit

Amundi US has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired Fund fees and expenses) to the extent required to reduce Fund expenses to 0.65% of the average daily net assets attributable to Class Y shares. The expense limitation is in effect through December 1, 2022. There can be no assurance that Amundi US will extend the expense limitation beyond December 1, 2022. While in effect, the arrangement may be terminated for a class only by agreement of Amundi US and the Board of Trustees.

Administration agreement

The Fund has entered into an administration agreement with Amundi US pursuant to which Amundi US acts as the Fund’s administrator, performing certain accounting, administration and legal services for the Fund. Amundi US is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See “Annual Fee, Expense and Other Information” for fees the Fund paid to Amundi US for administration and related services. In addition, Brown Brothers Harriman & Co. performs certain sub-administration services to the Fund pursuant to an agreement with Amundi US and the Fund.

Under the terms of the administration agreement with the Fund, Amundi US pays or reimburses the Fund for expenses relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for Fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Amundi US, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) any distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the Fund who are not affiliated with or interested persons of Amundi US, the Fund (other than as Trustees), Amundi US, Inc. or the distributor; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the Fund under management agreements and the administration agreement; and (n) extraordinary expenses. The Fund shall also assume and pay any other expense that the Fund, Amundi US or any other agent of the Fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the Fund. The Fund shall pay all fees and expenses to be paid by the Fund under the sub-administration agreement with Brown Brothers Harriman & Co. In addition, the Fund shall pay all brokers’ and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

SAI–60

Potential conflicts of interest

The Fund is managed by Amundi US, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Amundi US seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Amundi US decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the Fund, their portfolios do not generally consist of the same investments as the Fund or each other, and their performance results are likely to differ from those of the Fund.

Amundi US has adopted compliance policies and procedures designed to address these potential conflicts of interest, including policies that govern, among other practices, the aggregations and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Personal securities transactions

The Fund, Amundi US, and Amundi Distributor US, Inc. have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Amundi US and certain of Amundi US’s affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the Fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

8. Principal underwriter

Amundi Distributor US, Inc., 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the Fund in connection with the continuous offering of its shares. Amundi Distributor US, Inc. is an indirect wholly owned subsidiary of Amundi and a wholly owned subsidiary of Amundi Asset Management US, Inc. Prior to January 1, 2021, the Fund’s distributor was named Amundi Pioneer Distributor, Inc.

SAI–61

The Fund entered into an underwriting agreement with Amundi Distributor US, Inc. which provides that Amundi Distributor US, Inc. will bear expenses for the distribution of the Fund’s shares, except for expenses incurred by Amundi Distributor US, Inc. for which it is reimbursed or compensated by the Fund under the distribution plan. Amundi Distributor US, Inc. bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the Fund. Amundi Distributor US, Inc. also pays certain expenses in connection with the distribution of the Fund’s shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, Amundi Distributor US, Inc. will use its best efforts in rendering services to the Fund.

The Fund will not generally issue Fund shares for consideration other than cash. At the Fund’s sole discretion, however, it may issue Fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the Fund’s general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the Fund may, at Amundi US’s discretion, be paid in portfolio securities. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the Fund’s net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the Fund makes an in-kind distribution.

9. Shareholder servicing/transfer agent

The Fund has contracted with DST Asset Manager Solutions, Inc. (“DST”), 2000 Crown Colony Drive, Quincy, Massachusetts, 02169, to act as shareholder servicing and transfer agent for the Fund.

Under the terms of its contract with the Fund, DST services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with the Fund’s portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

The Fund has entered into an agreement with BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, to provide certain transfer agency and shareholder services agent to the Fund. DST will continue to provide the current services to the Fund until the Fund is fully converted to BNY Mellon Investment Servicing (US) Inc., which is scheduled to occur in the fourth quarter of 2021.

10. Custodian and sub-administrator

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the Fund’s assets. The custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

SAI–62

BBH also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the Fund. For performing such services, BBH receives fees based on complex-wide assets.

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, to serve as custodian of the Fund’s assets. The Fund has also entered into an agreement with BNY Mellon to perform certain fund accounting and fund administration services for the Fund. BBH will continue to provide the current services to the Fund until the Fund is fully converted to BNY Mellon, which is scheduled to occur in the fourth quarter of 2021.

11. Independent registered public accounting firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-5072, the Trust’s independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to the filings with the SEC.

12. Portfolio management

Additional information about the portfolio managers

Other accounts managed by the portfolio managers

The table below indicates, for the portfolio managers of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2020. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory	Assets Managed for which Advisory Fee is
Noah Funderburk	Other Registered Investment Companies	2	$5,311,340	N/A	N/A
	Other Pooled Investment Vehicles	3	$505,085	N/A	N/A
	Other Accounts	4	$359,248	N/A	N/A

SAI–63

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory	Assets Managed for which Advisory Fee is
Nicolas Pauwels	Other Registered Investment Companies	2	$5,311,340	N/A	N/A
	Other Pooled Investment Vehicles	2	$487,597	N/A	N/A
	Other Accounts	5	$861,045	N/A	N/A

Potential conflicts of interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Manager” below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the

SAI–64

trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.

•

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•

Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-year

SAI–65

period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the Fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%). As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

•

Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•

Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

Share ownership by portfolio managers

As of the date of this SAI, none of the Portfolio Managers beneficially owned any of the shares of the Successor Fund because the Successor Fund had not yet commenced operations.

The following table indicates as of July 31, 2020 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the Predecessor Fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
Noah Funderburk	D
Nicolas Pauwels	A

*	Key to Dollar Ranges

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

SAI–66

13. Portfolio transactions

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Amundi US pursuant to authority contained in the Fund’s management contract. Securities purchased and sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s markup or markdown. Amundi US normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Amundi US seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Amundi US considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Amundi US may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by Amundi US over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Amundi US determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Amundi US maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by Amundi US are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Amundi US believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Amundi US in rendering investment management services to the Fund as well as other investment companies or other accounts managed by Amundi US, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Amundi US in carrying out its obligations to the Fund. The receipt of such research enables Amundi US to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

SAI–67

The Fund may participate in third-party brokerage and/or expense offset arrangements to reduce the Fund’s total operating expenses. Pursuant to third-party brokerage arrangements, the Fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the Fund’s fees to service providers unaffiliated with Amundi US or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the Fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the Fund’s operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the Fund’s brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the Fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.

See the table in “Annual Fee, Expense and Other Information” for aggregate brokerage and underwriting commissions paid by the Fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Amundi US’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

14. Description of shares

As an open-end management investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge (“CDSC”). See “Sales Charges.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Fund are fully paid and non-assessable. Shares will remain on deposit with the Fund’s transfer agent and certificates will not normally be issued.

The Fund is a series of Pioneer Series Trust IV, a Delaware statutory trust. The Trustees have authorized the issuance of the following classes of shares of the Fund, designated as Class A, Class C, Class K, Class R, Class Y and Class Z shares. Class R shares and Class Z shares have not been issued as of the date of this statement of additional information. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust

The Trust’s operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of January 12, 2016 (referred to in this section as the declaration). A copy of the Trust’s Certificate of Trust dated as of June 28, 2005, is on file with the office of the Secretary of State of Delaware.

SAI–68

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and removal of trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.

Amendments to the declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and redemption of shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

SAI–69

Disclosure of shareholder holdings

The declaration specifically requires shareholders, upon demand, to disclose to the Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation.

Small accounts

The declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, trustee and officer liability

The declaration provides that shareholders are not personally liable for the obligations of the Fund and requires a Fund to indemnify a shareholder against liability arising solely from the shareholder’s ownership of shares in the Fund. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. The declaration further provides that no trustee, officer or employee of the Fund shall be liable to the Fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the Fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the Fund the full protection from liability that the law allows.

The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.

Derivative and direct actions

The declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and

SAI–70

derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.

The declaration provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

The declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the Fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.

The declaration also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.

15. Sales charges

No front-end, deferred or asset-based sales charges are applicable to Class Y shares of the Fund.

Additional payments to financial intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Amundi US or one or more of its affiliates (collectively, “Amundi US Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Amundi US Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of

SAI–71

Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Amundi US negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Amundi US Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Amundi US to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with an Amundi US Affiliate.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Amundi US Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Pioneer funds through the financial intermediary’s distribution system. Amundi US Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Amundi US Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Amundi US Affiliates benefit from the incremental management and other fees paid to Amundi US Affiliates by the funds with respect to those assets.

Revenue sharing payments

Amundi US Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Amundi US Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary’s sales system, participation by the intermediary in the distributor’s marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Amundi US personnel may make presentations on the funds to the intermediary’s sales force), placement on the financial intermediary’s preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its “shelf space”). Amundi US Affiliates also may pay financial intermediaries “finders’” or “referral” fees for directing investors to the Pioneer funds. Amundi US Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Amundi US Affiliates make may be calculated on sales of shares of Pioneer funds (“Sales-Based Payments”); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily

SAI–72

net assets of the applicable Pioneer funds attributable to that particular financial intermediary (“Asset-Based Payments”); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.16% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Amundi US Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and processing support payments

Amundi US Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Amundi US Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Amundi US Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Other payments

From time to time, Amundi US Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Amundi US Affiliates may include financial assistance to financial intermediaries that enable Amundi US Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Amundi US Affiliates make payments for entertainment events they deem appropriate, subject to Amundi US Affiliates’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. Amundi US Affiliates also may make payments to financial intermediaries for detailed information about the intermediaries’ activities relating to the Pioneer funds.

As of January 1, 2021, Amundi US anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Fund’s prospectus and statement of additional information:

Advisor Group

ADP Retirement Services

AIG

Ameriprise Financial Services, Inc.

Ascensus Broker Dealer Services, Inc.

Cetera Advisors Networks LLC

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc.

Commonwealth Financial Network

Conduent Securities, LLC

Fidelity Brokerage Services LLC

First Command Financial Planning, Inc.

SAI–73

GWFS Equities, Inc.

Hartford Securities Distribution Company, Inc.

J.P. Morgan Securities LLC

Ladenburg Thalmann & Co. Inc.

Lincoln Financial

LPL Financial Corp.

Merrill Lynch & Co., Inc.

Mid Atlantic Capital Corporation

MML Investors Services

Morgan Stanley & Co., Inc.

MSCS Financial Services, LLC

Mutual of Omaha Investor Services, Inc.

N.I.S. Financial Services, Inc.

National Financial Services LLC

Nationwide Securities, Inc.

Northwestern Investment Services, LLC

NYLife Securities, LLC

Pershing LLC

PFS Investments Inc.

Principal Securities, Inc.

Prudential Financial

Raymond James Financial Services, Inc.

RBC Dain Rauscher Inc.

Security Distributors

Standard Life Investments Securities LLC

Symetra Investment Services, Inc.

TD Ameritrade, Inc.

TIAA-CREF Individual & Institutional Services, LLC

T. Rowe Price Investment Services, Inc.

Transamerica Financial Advisors, Inc.

UBS Financial Services Inc.

USI Securities, Inc.

Vanguard Marketing Corporation

Voya Financial Partners, LLC

Wells Fargo Investments, LLC

Please contact your financial intermediary for details about any payments it receives from Amundi US Affiliates or the funds, as well as about fees and/or commissions it charges.

16. Redeeming shares

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the “Exchange”) is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase

SAI–74

17. Telephone and online transactions

You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see “FactFoneSM”). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone transaction privileges

To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, the Fund’s transfer agent nor Amundi Distributor US, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online transaction privileges

If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

•	For new accounts, complete the online section of the account application

•	For existing accounts, complete an account options form, write to the Fund or complete the online authorization screen on amundi.com/us

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Amundi US website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and website online access

You may have difficulty contacting the Fund by telephone or accessing amundi.com/us during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Amundi US will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access amundi.com/us or to reach the Fund by telephone, you should communicate with the Fund in writing.

SAI–75

FactFoneSM

FactFoneSM is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Pioneer mutual fund accounts and to the prices of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call the fund at 1-800-225-6292 for assistance.

FactFoneSM allows shareholders to hear the following recorded fund information:

•	net asset value prices for all Pioneer mutual funds;

•	dividends and capital gain distributions on all Pioneer mutual funds.

The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

18. Pricing of shares

The net asset value per share of each class of the Fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for Fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund’s independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the Fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund.

SAI–76

When prices determined using the foregoing methods are not available or are considered by Amundi US to be unreliable, the Fund uses fair value methods to value its securities in accordance with procedures approved by the Fund’s trustees. The Fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Amundi US determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of the Fund’s shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the Fund may use a pricing matrix. The prices used for these securities may differ from the amounts received by the Fund upon sale of the securities, and these differences may be substantial.

The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund’s assets attributable to a class, less the Fund’s liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily and taken into account. The Fund’s maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class C, Class K and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class C may be subject to a CDSC).

19. Tax status

The Fund is treated as a separate entity for U.S. federal income tax purposes. The Fund intends to continue to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by any entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the Fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, insurance income or other nonqualifying income.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by

SAI–77

certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the regular corporate rate on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The tax treatment of certain insurance-linked securities is not entirely clear. Certain of the Fund’s investments (including, potentially, certain insurance-linked securities) may generate income that is not qualifying income for purposes of the 90% income test. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The Fund declares a dividend from any net investment income (other than capital gains) each business day. Dividends are normally paid on the last business day of the month or shortly thereafter. The Fund generally distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary

SAI–78

income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at U.S. federal income tax rates of up to 20%. The Fund invests primarily in debt securities. However, a portion of the dividend distributions to individuals and certain other noncorporate shareholders may qualify for U.S. federal income tax rates of up to 20% on dividends to the extent that such dividends are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments, if any, in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. The Fund is permitted to acquire stock of corporations, and it is therefore possible that a portion of the Fund’s distributions may be eligible for treatment as qualified dividend income. A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. The Fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a portion of the Fund’s distributions may qualify for this deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the

SAI–79

possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders will be taxed as long-term capital gains, which are generally taxable to noncorporate taxpayers at U.S. federal income tax rates of up to 20%. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. See “Annual Fee, Expense and Other Information” for the Fund’s available capital loss carryforwards. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

SAI–80

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

The Fund may report to the Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. The Fund may also be required to report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will generally calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation. If you purchased your shares through a broker, contact the broker to obtain additional information with respect to the available cost basis reporting methods and elections for your account.

Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the Fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.

SAI–81

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and gains from sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on gains from sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

Certain investments made by the Fund may be treated as equity in passive foreign investment companies for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a passive foreign investment company, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the

SAI–82

distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund (and potentially under disadvantageous circumstances). Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. If the Fund makes a valid qualified electing fund election with respect to a passive foreign investment company, the Fund will include in its income each year its pro rata share of such passive foreign investment company’s net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), whether or not any amounts are distributed from the passive foreign investment company to the Fund. If the qualified electing fund election is made, actual cash distributions by the passive foreign investment company paid out of earnings and profits already included in taxable income will not be taken into account in determining the taxable income of the Fund. Any gain or loss recognized by the Fund on a disposition of a passive foreign investment company for which the Fund has made a qualified electing fund election will generally be treated as a capital gain or loss. If the Fund makes a mark-to-market election with respect to a passive foreign investment company, the Fund generally will include as ordinary income each taxable year the excess, if any, of the fair market value of its stock in the passive foreign investment company at the end of the year over its adjusted tax basis in that stock, and the Fund generally will be allowed to take an ordinary loss in respect of the excess, if any, of its adjusted tax basis in that stock over the fair market value of that stock at the end of the year (but only to the extent of the net amount of income previously included by the Fund as a result of the mark-to-market election). If the Fund makes a mark-to-market election with respect to a passive foreign investment company, then any gain recognized by the Fund on a disposition of the passive foreign investment company will generally be treated as ordinary income, and any loss so recognized will be treated as an ordinary loss to the extent of the net amount of income previously included by the Fund as a result of the mark-to-market election. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

The Fund may invest to a significant extent in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option,

SAI–83

futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

SAI–84

If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be reduced, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

SAI–85

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

20. Annual fee, expense and other information

Portfolio turnover

The Predecessor Fund’s annual portfolio turnover rate for the fiscal period ended July 31

2020
82%

As of the date of this SAI, the Successor Fund had not commenced investment operations and therefore, no portfolio turnover is reflected for the Successor Fund.

Share ownership

As of the date of this SAI, no person beneficially owned more than 5% of the outstanding shares of the Successor Fund, as the Successor Fund had not yet commenced investment operations.

As of the date of this SAI, the Trustees and officers of the Successor Fund as a group owned less than 1% of the Successor Fund’s outstanding shares, as the Successor Fund had not yet commenced investment operations.

As of March 30, 2021, the Trustees and officers of the Predecessor Fund owned beneficially in the aggregate less than 1% of the outstanding shares of the Predecessor Fund.

SAI–86

The following is a list of the holders of 5% or more of any class of the Predecessor Fund’s outstanding shares as of March 30, 2021:

Record Holder	Share Class	Number of Shares	% of Class
Caceis Bank On Behalf of its Customers 1-3 Place Valhubert 75013 Paris France	Common	2,068,152.56	98.48%

Trustee ownership of shares of the Predecessor Fund and other Pioneer funds

The following table indicates the value of shares that each Trustee beneficially owned in the Predecessor Fund and Pioneer Funds in the aggregate as of December 31, 2020. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2020. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2020. The dollar ranges in this table are in accordance with SEC requirements.

Name of Trustee	Dollar Range of Equity Securities in the Predecessor Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Pioneer Family of Funds
Interested Trustees:
Lisa M. Jones	None	Over $100,000
Kenneth J. Taubes	None	Over $100,000
Independent Trustees:
John E. Baumgardner, Jr.	None	Over $100,000
Diane Durnin	None	Over $100,000
Benjamin M. Friedman	None	Over $100,000
Craig C. MacKay*	None	$50,0001-$100,000
Lorraine H. Monchak	None	Over $100,000
Thomas J. Perna	None	Over $100,000
Marguerite A. Piret	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000

*	Mr. MacKay was appointed as a Trustee effective March 22, 2021.

Compensation of officers and trustees

Because the Successor Fund is newly organized and has not yet commenced operations as of the date of this SAI, the Trustees have not yet received compensation from the Successor Fund.

SAI–87

The following table sets forth certain information with respect to the compensation of each Trustee of the Predecessor Fund.

Name of Trustee†	Aggregate Compensation from Predecessor Fund**	Pension or Retirement Benefits Accrued as Part of Predecessor Fund Expenses	Total Compensation from the Predecessor Fund and Other Pioneer Funds**
Interested Trustees:
Lisa M. Jones*	$0.00	$0.00	$0.00
Kenneth J. Taubes*	$0.00	$0.00	$0.00
Independent Trustees:
John E. Baumgardner, Jr.***	$500.00	$0.00	$253,416.00
Diane Durnin	$500.00	$0.00	$272,353.00
Benjamin M. Friedman	$500.00	$0.00	$312,000.00
Craig C. MacKay****	$0.00	$0.00	$0.00
Lorraine H. Monchak	$500.00	$0.00	$319,500.00
Thomas J. Perna	$500.00	$0.00	$394,000.00
Marguerite A. Piret	$500.00	$0.00	$291,750.00
Fred J. Ricciardi	$500.00	$0.00	$307,500.00
TOTAL	$3,500.00	$0.00	$2,432,894.00

*	Under the management contract, Amundi US reimburses the Fund for any Interested Trustee fees paid by the Fund.
**	For the fiscal year ended July 31, 2020. As of July 31, 2020, there were 45 U.S. registered investment portfolios in the Pioneer Family of Funds.
***	Mr. Baumgardner became a Trustee of the Pioneer Funds on September 16, 2019.
****	Mr. MacKay was appointed as a Trustee of the Pioneer Funds effective March 22, 2021.

Approximate management fees the Predecessor Fund paid or owed Amundi US

Because the Successor Fund is newly organized and has not commenced operations as of the date of this SAI, the Successor Fund has not yet paid management fees.

The following table shows the dollar amount of gross investment management fees incurred by the Predecessor Fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the Predecessor Fund has been in operation for a shorter period.

For the Fiscal Year Ended July 31	2020
Gross Fee Incurred		$92,387
Net Fee Paid	$	(-)

SAI–88

Fees the Predecessor Fund paid to Amundi US under the administration agreement

Because the Successor Fund is newly organized and has not commenced operations as of the date of this SAI, the Successor Fund has not yet paid administration fees.

The following table shows the dollar amount of administration fees incurred by the Predecessor Fund. The data is for the past three fiscal years or shorter period if the Predecessor Fund has been in operation for a shorter period.

For the Fiscal Year Ended July 31 2020
$36,915

Underwriting expenses and commissions

As of the date of this SAI, the Successor Fund is newly organized and did not have any underwriting expenses and commissions.

During the fiscal year ended July 31, 2020, the Predecessor Fund did not pay any underwriting expenses and commissions.

Securities of regular broker-dealers

As of the date of this SAI, the Successor Fund is newly organized and did not hold any securities of its regular brokers or dealers or their parent companies.

As of July 31, 2020, the Predecessor Fund did not hold any securities of its regular brokers or dealers or their parent companies.

Capital loss carryforwards as of July 31, 2020

As of the date of this SAI, the Successor Fund is newly organized and did not have any capital loss carryforwards.

At July 31, 2020, the Predecessor Fund did not have any net capital loss carryforwards.

SAI–89

21. Appendix A — Description of short-term debt, corporate bond and preferred stock ratings1

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) short-term ratings:

Moody’s short-term ratings are forward-looking opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s long-term corporate ratings:

Moody’s long-term obligation ratings are forward-looking opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Long-Term Rating Scale and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund’s fiscal year-end.

SAI–90

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating classification from “Aa” through “Caa”. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, finance companies and securities firms.

Standard & Poor’s ratings group’s long-term issue credit ratings:

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SAI–91

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Standard & Poor’s short-term issue credit ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

SAI–92

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local currency and foreign currency risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

SAI–93

22. Appendix B — Proxy voting policies and procedures

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’s policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’s clients may request copies of their proxy voting records and of Amundi US’s proxy voting policies and procedures by either sending a written request to Amundi US’s Proxy Coordinator, or clients may review Amundi US’s proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’s Form ADV (Part II), by separate notice to the client or by other means.

Applicability

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.

SAI–94

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’s Chief of Staff, US Investment Management (the “Proxy Coordinator”).

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’s guidelines or where Amundi US’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

SAI–95

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’s lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’s Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

SAI–96

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

•	Corporate name change.

•	A change of corporate headquarters.

•	Stock exchange listing.

•	Establishment of time and place of annual meeting.

•	Adjournment or postponement of annual meeting.

•	Acceptance/approval of financial statements.

•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

•	Approval of minutes and other formalities.

•	Authorization of the transferring of reserves and allocation of income.

•	Amendments to authorized signatories.

•	Approval of accounting method changes or change in fiscal year-end.

•	Acceptance of labor agreements.

•	Appointment of internal auditors.

Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’s goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

SAI–97

Auditors

We normally vote for proposals to:

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

•	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

•	Seek bids from other auditors.

•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

•	Indemnify auditors.

•	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence.

General Board Issues

Amundi US will vote for:

•	Audit, compensation and nominating committees composed of independent directors exclusively.

•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

•	Election of an honorary director.

We will vote against:

•	Minimum stock ownership by directors.

•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

•	Requirements for union or special interest representation on the board.

•	Requirements to provide two candidates for each board seat.

SAI–98

We will vote on a case-by case basis on these issues:

•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

•

Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

•	Directors who appear to lack independence or are associated with poor corporate or governance performance.

We will vote on a case-by case basis on these issues:

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

•	Contested election of directors.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Mandatory retirement policies.

•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

•

Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

SAI–99

Amundi US will vote for:

•	Cumulative voting.

•	Increasing the ability for shareholders to call special meetings.

•	Increasing the ability for shareholders to act by written consent.

•	Restrictions on the ability to make greenmail payments.

•	Submitting rights plans to shareholder vote.

•	Rescinding shareholder rights plans (“poison pills”).

•	Opting out of the following state takeover statutes:

•	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

•	Control share cash-out provisions, which require large holders to acquire shares from other holders.

•	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

•	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

•	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

•	Fair price provisions.

•	Authorization of shareholder rights plans.

•	Labor protection provisions.

•	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

•

Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

•	Proposals that allow shareholders to nominate directors.

We will vote against:

•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

SAI–100

•

Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

•	Classes of shares with unequal voting rights.

•	Supermajority vote requirements.

•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

•	Extension of advance notice requirements for shareholder proposals.

•	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.

•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi US will vote for:

•	Changes in par value.

•	Reverse splits, if accompanied by a reduction in number of shares.

•	Shares repurchase programs, if all shareholders may participate on equal terms.

•	Bond issuance.

•	Increases in “ordinary” preferred stock.

•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

•	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

•	Increase in authorized common stock. We will make a determination considering, among other factors:

SAI–101

•	Number of shares currently available for issuance;

•	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

•	Proposed use of the proceeds from the issuance of additional shares; and

•	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

•

Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

•	Proposals to submit private placements to shareholder vote.

•	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.

Amundi US will vote for:

•	401(k) benefit plans.

•

Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

•	Amendments to performance plans to conform with OBRA;

•	Caps on annual grants or amendments of administrative features;

•	Adding performance goals; and

•	Cash or cash-and-stock bonus plans.

•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

•	Require that option repricing be submitted to shareholders.

SAI–102

•	Require the expensing of stock-option awards.

•	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

•

Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

•	Shareholder proposals seeking additional disclosure of executive and director pay information.

•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

•

The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

•	Dilution = (A + B + C) / (A + B + C + D), where

•	A = Shares reserved for plan/amendment,

•	B = Shares available under continuing plans,

•	C = Shares granted but unexercised and

•	D = Shares outstanding.

•	The plan must not:

•	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.

•	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.

•	We are generally in favor of proposals that increase participation beyond executives.

•

We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

•

We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

•	We generally support proposals asking companies to adopt stock holding periods for their executives.

SAI–103

•	All other employee stock purchase plans.

•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

•

All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

•	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

•	Limits on executive and director pay.

•	Stock in lieu of cash compensation for directors.

Corporate Governance

Amundi US will vote for:

•	Confidential voting.

•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.

•	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

•

Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

•	Bundled proposals. We will evaluate the overall impact of the proposal.

•	Adopting or amending the charter, bylaws or articles of association.

•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

•	Limitations on stock ownership or voting rights.

•	Reduction in share ownership disclosure guidelines.

SAI–104

Mergers and Restructurings

Amundi US will vote on the following and similar issues on a case-by-case basis:

Mergers and acquisitions.

•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

•	Debt restructurings.

•	Conversion of securities.

•	Issuance of shares to facilitate a merger.

•	Private placements, warrants, convertible debentures.

•	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies

Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.

Amundi US will vote for:

•	Establishment of new classes or series of shares.

•	Establishment of a master-feeder structure.

Amundi US will vote on a case-by-case basis on:

•

Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

•	Approval of new or amended advisory contracts.

•	Changes from closed-end to open-end format.

•	Election of a greater number of independent directors.

•	Authorization for, or increase in, preferred shares.

•	Disposition of assets, termination, liquidation, or mergers.

•	Classified boards of closed-end funds, but will typically support such proposals.

In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.

SAI–105

Environmental and Social Issues

Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:

•	Conduct studies regarding certain environmental or social issues;

•	Study the feasibility of the company taking certain actions with regard to such issues; or

•	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.

In general, Amundi US believes these issues are important and should receive management attention.

Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.

When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:

•	approval of the proposal helps improve the company’s practices;

•	approval of the proposal can improve shareholder value;

•	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;

•	the company has already put appropriate action in place to respond to the issue contained in the proposal;

•	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;

•	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.

In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing these areas.

SAI–106

Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Conflicts of interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’s interests interfere, or appear to interfere, with the interests of Amundi US’s clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

•	An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group (“Credit Agricole Affiliate”);

•

An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);

•

An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or

•

Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

SAI–107

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

SAI–108

Supervision

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Related policies and procedures

Amundi US’s Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.

Record Keeping

The Proxy Coordinator shall ensure that Amundi US’s proxy voting service:

•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	Retains a record of the vote cast;

•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

•	Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

•	A record memorializing the basis for each referral vote cast;

•	A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;

•	A copy of any recommendation or analysis furnished by the proxy voting service; and

•

A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Related regulations

Form N-1A, Form N-PX, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 and IAA 206(4) -6, Rule 204 -2

SAI–109

Adopted by the Pioneer Funds’ Boards of Trustees

October 5, 2004

Effective Date:

October 5, 2004

Revision Dates:

September 2009, December 2015, August 2017, February 2019, and January 2021

SAI–110

PART C

OTHER INFORMATION

PIONEER SECURITIZED INCOME FUND

PIONEER SERIES TRUST IV

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 30 of the most recently filed Registration Statement of Pioneer Securitized Income Fund (the “Registrant”), a series of Pioneer Series Trust IV, on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-126384 and 811-21781), as filed with the Securities and Exchange Commission on April 9, 2021 (Accession No. 0001193125-21-111677), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a)	Amended and Restated Agreement and Declaration of Trust (January 12, 2016)	(7)

(1)(b)	Schedules A and B to Amended and Restated Agreement and Declaration of Trust	(10)

(1)(c)	Certificate of Trust	(1)

(2)	Amended and Restated By-Laws	(4)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization	(*)

(5)	Reference is made to Exhibits (1) and (2) hereof

(6)(a)	Form of Management Agreement with Amundi Asset Management US, Inc.	(10)

(6)(b)	Form of Expense Limit Agreement	(10)

(7)(a)	Underwriting Agreement with Amundi Pioneer Distributor, Inc. (July 3, 2017)	(8)

(7)(b)	Dealer Sales Agreement	(3)

(8)	Not applicable

(9)(a)	Custodian Agreement with Brown Brothers Harriman & Co.	(2)

(9)(b)	Appendix A to Custodian Agreement (November 1, 2020)	(9)

(9)(c)	Amendment to Custodian Agreement (May 31, 2016)	(6)

(10)	Not applicable

(11)	Opinion of Counsel (legality of securities being offered)	(**)

(12)	Form of opinion as to tax matters and consent	(**)

(13)(a)	Transfer Agency Agreement (November 2, 2015)	(7)

(13)(b)	Amended and Restated Administration Agreement (November 1, 2020)	(9)

(13)(c)	Administrative Agency Agreement (March 5, 2012)	(5)

1

(13)(d)	Appendix A to Administrative Agency Agreement (November 1, 2020)	(9)

(14)	Consent of Independent Registered Public Accounting Firm	(**)

(15)	Not applicable

(16)	Powers of Attorney	(**)

(17)(a)	Code of Ethics of the Pioneer Funds, Amundi Pioneer Distributor, Inc., Amundi Pioneer Institutional Asset Management, Inc., and Amundi Pioneer Asset Management, Inc. (August 2020)	(9)

(17)(b)	Prospectus of Pioneer Securitized Income Fund dated December 1, 2020, as supplemented and Statement of Additional Information of Pioneer Securitized Income Fund dated December 1, 2020, as supplemented	(**)

(17)(c)	Annual Report of Pioneer Securitized Income Fund for the fiscal year ended July 31, 2020	(**)

(17)(d)	Semi-Annual Report of Pioneer Securitized Income Fund for the fiscal period ended January 31, 2021	(**)

*    *    *    *    *    *

(1)

Previously filed. Incorporated herein by reference from the exhibits included with the Registrant’s initial registration statement on Form N-1A (File Nos. 333-126384 and 811-21781), as filed with the Securities and Exchange Commission on July 5, 2005 (Accession No. 0001331854-05-000004).

(2)

Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File No. 333-135475), as filed with the Securities and Exchange Commission on November 6, 2006 (Accession No. 0001331854-06-000044).

(3)

Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A (File No. 333-135475), as filed with the Securities and Exchange Commission on November 28, 2007 (Accession No. 0001145443-07-003718).

(4)

Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 4 to the Registrant’s registration statement on Form N-1A (File No. 333-135475), as filed with the Securities and Exchange Commission on November 26, 2008 (Accession No. 0001331854-08-000005).

(5)

Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 11 to the Registrant’s registration statement on Form N-1A (File No. 333-135475), as filed with the Securities and Exchange Commission on November 28, 2012 (Accession No. 0001331854-12-000005).

(6)

Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 16 to the Registrant’s registration statement on Form N-1A (File No. 333-135475), as filed with the Securities and Exchange Commission on November 25, 2014 (Accession No. 0001331854-14-000007).

(7)

Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 24 to the Registrant’s registration statement on Form N-1A (File No. 333-135475), as filed with the Securities and Exchange Commission on November 22, 2016 (Accession No. 0001331854-16-000062).

(8)

Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registrant’s registration statement on Form N-1A (File No. 333-126384), Registration Statement as filed with the Securities and Exchange Commission on November 27, 2017 (Accession No. 0001331854-17-000008).

2

(9)

Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 36 to the Registrant’s registration statement on Form N-1A (File No. 333-126384), as filed with the Securities and Exchange Commission on November 24, 2020 (Accession No. 0001193125-20-302603).

(10)

Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 37 to the Registrant’s registration statement on Form N-1A (File No. 333-126384), as filed with the Securities and Exchange Commission on April 9, 2021 (Accession No. 0001193125-21-111677).

(*)	Attached as Exhibit A to the combined Information Statement/Prospectus.

(**)	Filed herewith.

ITEM 17. UNDERTAKINGS.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganization contemplated by this Registration Statement on Form N-14.

(4)

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

3

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 13th day of April, 2021.

PIONEER SERIES TRUST IV

By:	/s/ Lisa M. Jones
Name:	Lisa M. Jones
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ Lisa M. Jones	President (Principal Executive Officer) and Trustee
Lisa M. Jones

/s/ Mark E. Bradley	Treasurer (Principal Financial and Accounting Officer)
Mark E. Bradley

/s/ John E. Baumgardner, Jr.*	Trustee
John E. Baumgardner, Jr.

/s/ Diane Durnin*	Trustee
Diane Durnin

/s/ Benjamin M. Friedman*	Trustee
Benjamin M. Friedman

/s/ Craig C. MacKay*	Trustee
Craig C. MacKay

/s/ Lorraine H. Monchak*	Trustee
Lorraine H. Monchak

/s/ Thomas J. Perna*	Chairman of the Board and Trustee
Thomas J. Perna

/s/ Maguerite A. Piret*	Trustee
Maguerite A. Piret

/s/ Frederick J. Ricciardi*	Trustee
Frederick J. Ricciardi

/s/ Kenneth J. Taubes*	Trustee
Kenneth J. Taubes

* By:	/s/ Lisa M. Jones	April 13, 2021
Lisa M. Jones, Attorney-in-Fact

4

EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.	Description

(11)	Opinion of Counsel (legality of securities being offered)

(12)	Form of opinion as to tax matters and consent

(14)	Consent of Independent Registered Public Accounting Firm

(16)	Powers of Attorney

(17)(b)	Prospectus of Pioneer Securitized Income Fund dated December 1, 2020, as supplemented and Statement of Additional Information of Pioneer Securitized Income Fund dated December 1, 2020, as supplemented

(17)(c)	Annual Report of Pioneer Securitized Income Fund for the fiscal year ended July 31, 2020

(17)(d)	Semi-Annual Report of Pioneer Securitized Income Fund for the fiscal period ended January 31, 2021

5